As filed with the U.S. Securities and Exchange Commission on August 27, 2007

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 88

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 89

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Money Market Trust

300 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

150 Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on August 28, 2007 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*This filing relates solely to Legg Mason Partners Oregon Municipals Fund.

PROSPECTUS

August 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Oregon Municipals Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Oregon Municipals Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to the fund prior to April 16, 2007 refers to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon state personal income tax. Oregon municipal securities include securities issued by the State of Oregon and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes and from Oregon state personal income taxes.

The fund focuses primarily on investing in intermediate-term and long-term investment grade municipal securities that have remaining maturities from three to more than twenty years at the time of purchase. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the subadviser. The fund can invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined by the subadviser to be of comparable quality (commonly known as “junk bonds”).

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Consider the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
■

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks, such as:

■	Interest rates rise, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded

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■	Oregon municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Oregon municipal issuers
■	Litigation or legislation affects the tax-exempt status of municipal bonds
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Following the business investment-led recession of 2001, Oregon’s reliance on manufacturing activity resulted in three consecutive years of negative job growth. While the employment levels then grew strongly during the ensuing economic recovery, the state anticipates a reduced rate of employment and economic growth during the second half of 2007 and in 2008 and 2009. Because a substantial majority of the state’s general fund revenues are derived from its personal and corporate income taxes, any changes in the economy that lead to lower levels of employment could result in reduced state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal, which could result in losses to the fund. In addition, if the fund has difficulty finding high quality Oregon municipal obligations to purchase, the amount of the fund’s income that is subject to Oregon taxes could increase. More detailed information about the economy of Oregon may be found in the fund’s Statement of Additional Information (the “SAI”).

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to federal income taxes. It is also possible that some of the fund’s income distributions and distributions of the fund’s capital gains may be subject to Oregon personal income taxes. The fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the fund’s interest income also may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and capital gains generally are subject to state and local income taxes for investors residing in states other than Oregon.

The fund purchases municipal securities of which the related interest income, in the opinion of bond counsel, is exempt from federal income taxes. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly and distributions to fund shareholders could be recharacterized as taxable.

Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Legg Mason Partners Oregon Municipals Fund         3

Who may want to invest

The fund may be an appropriate investment if you:

■	Are an Oregon taxpayer in a high federal tax bracket, seeking income exempt from regular federal income taxes and Oregon state personal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of municipal securities, including the risks of concentrating in investments in a single state

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broadbased unmanaged securities market index and an index of similar funds. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below is that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Quarterly returns (for periods shown in the bar chart)

Highest: 4.26% in 3rd quarter 2002; Lowest: (2.21)% in 2nd quarter 1999.

Year to date: 0.56% through 6/30/07.

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Average Annual Total Returns (for periods ended December 31, 2006)

	1 year	5 years	10 years	Inception Date
Class A(1)

Return before taxes(1)	1.83%	4.41%	4.91%	5/23/94

Return after taxes on distributions(1)(2)	1.83%	4.41%	4.88%	N/A

Return after taxes on distributions and sale of fund shares(1)(2)	2.68%	4.44%	4.88%	N/A

Other Classes (return before taxes only)

Class B	1.28%	4.56%	4.80%	5/23/94

Class C	4.77%	4.71%	4.77%	5/16/95

Class I(3)	N/A	N/A	N/A	N/A

Lehman Brothers Municipal Bond Index(4)	4.84%	5.53%	5.76%	N/A

Lehman Brothers Oregon Municipal Index(5)	4.24%	5.34%	5.60%	N/A

Lipper Oregon Municipal Debt Funds Category Average(6)	4.55%	4.67%	4.82%	N/A

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no Class I shares outstanding during the calendar year ended December 31, 2006.

(4)

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. An index does not reflect deductions for fees, expenses, sales charges or taxes. It is not possible to invest directly in an index.

(5)

Effective August 28, 2007, the fund’s benchmark has changed from the Lehman Brothers Municipal Bond Index to the Lehman Brothers Oregon Municipal Index to better reflect the current composition of the fund’s securities holdings. Lehman Brothers Oregon Municipal Bond Index is a market weighted index of Oregon investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. An index does not reflect deductions for fees, expenses, charges or taxes. It is not possible to invest directly in an index.

(6)

Lipper Oregon Municipal Debt Funds Category Average reflects the performance of funds in the Oregon municipal debt fund category with reinvestment of dividends and gains. Performance of the average reflects fees and expenses, but does not reflect deductions for taxes or sales charges. It is not possible to invest directly in an average.

Legg Mason Partners Oregon Municipals Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(paid directly from your investment)	Class A		Class B	Class C	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00%	None

Annual fund operating expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fee(3)	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None

Other expenses(4)	0.27%	0.33%	0.28%	0.19%

Total annual fund operating expenses†	0.92%	1.48%	1.48%	0.69%

† Because of voluntary management fee waivers and/or reimbursements, actual total operating expenses would have been:	0.77%	1.33%	1.33%	0.54%

These voluntary management fee waivers and reimbursements may be reduced or terminated at any time.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million. The manager has voluntarily agreed to waive management fees in the amount of 0.15% of average net assets. This fee waiver is voluntary and may be reduced or terminated at any time.

(4)

Class A and Class C shares include a fee for recordkeeping services. “Other expenses” of Class I shares have been estimated because no Class I shares were outstanding during the fiscal year ended April 30, 2007.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$515	$706	$912	$1,508

Class B (redemption at end of period)	$601	$768	$908	$1,617	(1)

Class B (no redemption)	$151	$468	$808	$1,617	(1)

Class C (redemption at end of period)	$251	$468	$808	$1,769

Class C (no redemption)	$151	$468	$808	$1,769

Class I(2) (with or without redemption)	$70	$221	$384	$859

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Oregon Municipals Fund         7

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed without shareholder approval.

Oregon municipal securities

In addition to securities issued by the State of Oregon and certain other Oregon governmental issuers, “Oregon municipal securities” include debt obligations issued by certain non-Oregon governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Oregon municipal securities is exempt from regular federal income taxes and Oregon state personal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Oregon municipal securities and other investments with similar characteristics in which the fund invests include general obligation bonds, revenue bonds, municipal leases, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, participation certificates and custodial receipts. These securities may pay interest at fixed, variable or floating rates.

Other debt obligations

The fund may also invest in debt obligations which are securities used by issuers to borrow money. Debt obligations may be fixed income securities, or they may have various types of payment and reset terms or features, such as adjustable rate debt securities, zero coupon securities, pay-in-kind securities, deferred interest securities, debt securities with auction rate features and inverse floating obligations.

Reset provisions on adjustable rate debt securities may reduce the effect of market interest rates on the value of the securities, but may also accelerate the effect on the fund’s portfolio of declines in market interest rates. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate.

Derivative contracts

The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	To enhance returns
■	As a cash flow management technique

8         Legg Mason Partners Funds

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in a derivative contract can have a big impact on the fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Repurchase agreements

The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

Certificates of deposit and other short-term investments

The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Oregon Municipals Fund         9

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2007, LMPFA’s total assets under management were approximately $632 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund, as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2007, Western Asset’s total assets under management were approximately $438 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $992 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialist and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day management of the fund’s portfolio. Mr. Deane and Mr. Fare have been portfolio managers of the fund since January 2006 and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Each of the portfolio managers is employed by Western Asset and has been with Legg Mason or its predecessor firms for more than five years. Prior to joining Western Asset, Mr. Deane, Mr. Fare and Mr. Amodeo were with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972, 1989 and 1992 respectively.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fees

During the fiscal year ended April 30, 2007, the fund paid fees, after waivers and reimbursements, of 0.35% of the fund’s average daily net assets for management services. A discussion regarding the basis for the Board’s approval of the fund’s management agreement and sub-

10         Legg Mason Partners Funds

advisory agreement is available in the fund’s Semi-Annual Report for the period ended October 31, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; and up to 0.70% for Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and

Legg Mason Partners Oregon Municipals Fund         11

other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares from:

■

Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”)

■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

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Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)

Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

14         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase	None
Annual distribution and/or service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)

A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with

16         Legg Mason Partners Funds

your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■

Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the Letter of Intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

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■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

18         Legg Mason Partners Funds

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase or immediately after purchase in the case of sales to omnibus accounts, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■	When you exchange shares for shares of another Legg Mason Partners Fund
■	On shares representing reinvested distributions and dividends
■	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share Class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

20         Legg Mason Partners Funds

Institutional investors

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

Legg Mason Partners Oregon Municipals Fund         21

Buying shares

Generally	You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■  Class of shares being bought

■ Dollar amount or number of shares being bought

■ Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase, and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

22         Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New

Legg Mason Partners Oregon Municipals Fund         23

York Stock Exchange Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).
You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■  A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

24         Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Legg Mason Partners Oregon Municipals Fund         25

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in any one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

26         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Legg Mason Partners Oregon Municipals Fund         27

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners

28         Legg Mason Partners Funds

Funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements take effect on October 16, 2007 or such later date as the SEC may determine.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that

Legg Mason Partners Oregon Municipals Fund         29

any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or Legg Mason Partners Shareholder Services less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes, as summarized in the following table:

Transaction	Oregon personal income tax status	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	No preferential rate for capital gains, taxed at regular personal income tax rates

Exempt interest dividends	Exempt from federal income tax	Exempt from personal income taxes if from interest on Oregon municipals securities

Distributions of net capital gains (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed as reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution,

Legg Mason Partners Oregon Municipals Fund         31

because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

32         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Oregon Municipals Fund         33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for the periods prior to April 16, 2007 is that of the fund’s predecessor. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares. No information is presented for Class I shares because no Class I shares were outstanding during the past five fiscal years.

For a Class A share of beneficial interest outstanding throughout each year ended April 30:

Class A Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.67		$10.65	$10.69	$10.70	$10.57

Income (Loss) From Operations:
Net investment income	0.46		0.47	0.48	0.52	0.52
Net realized and unrealized gain (loss)	0.07		0.00 (2)	(0.03)	(0.02)	0.13

Total Income From Operations	0.53		0.47	0.45	0.50	0.65

Less Distributions From:
Net investment income	(0.46)		(0.45)	(0.49)	(0.51)	(0.51)
In excess of net investment income	—		—	—	—	(0.01)

Total Distributions	(0.46)		(0.45)	(0.49)	(0.51)	(0.52)

Net Asset Value, End of Year	$10.74		$10.67	$10.65	$10.69	$10.70

Total Return(3)	5.03%		4.57%	4.31%	4.74%	6.29%

Net Assets, End of Year (000s)	$43,399		$31,557	$31,560	$28,041	$27,820

Ratios to Average Net Assets:
Gross expenses	0.93	%(4)	0.96%	0.91%	0.89%	0.96%
Net expenses(5)	0.78	(4)	0.81	0.75	0.74	0.81
Net investment income	4.25		4.42	4.51	4.82	4.85

Portfolio Turnover Rate	11%		12%	11%	14%	19%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.77%, respectively.

(5)	Reflects fee waivers and/or expense reimbursements.

34         Legg Mason Partners Funds

For a Class B share of beneficial interest outstanding throughout each year ended April 30:

Class B Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.61		$10.59	$10.63	$10.63	$10.52

Income (Loss) From Operations:
Net investment income	0.40		0.41	0.42	0.46	0.45
Net realized and unrealized gain (loss)	0.06		0.00 (2)	(0.03)	(0.01)	0.12

Total Income From Operations	0.46		0.41	0.39	0.45	0.57

Less Distributions From:
Net investment income	(0.39)		(0.39)	(0.43)	(0.45)	(0.45)
In excess of net investment income	—		—	—	—	(0.01)

Total Distributions	(0.39)		(0.39)	(0.43)	(0.45)	(0.46)

Net Asset Value, End of Year	$10.68		$10.61	$10.59	$10.63	$10.63

Total Return(3)	4.44%		4.00%	3.75%	4.25%	5.53%

Net Assets, End of Year (000s)	$5,741		$8,994	$10,903	$13,057	$15,718

Ratios to Average Net Assets:
Gross expenses	1.49	%(4)	1.53%	1.46%	1.42%	1.54%
Net expenses(5)	1.33	(4)	1.37	1.30	1.27	1.39
Net investment income	3.70		3.85	3.96	4.29	4.26

Portfolio Turnover Rate	11%		12%	11%	14%	19%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively.

(5)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Oregon Municipals Fund         35

For a Class C share of beneficial interest outstanding throughout each year ended April 30:

Class C Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.62		$10.60	$10.64	$10.65	$10.53

Income (Loss) From Operations:
Net investment income	0.39		0.41	0.42	0.45	0.46
Net realized and unrealized gain (loss)	0.08		0.01	(0.03)	(0.01)	0.12

Total Income From Operations	0.47		0.42	0.39	0.44	0.58

Less Distributions From:
Net investment income	(0.39)		(0.40)	(0.43)	(0.45)	(0.45)
In excess of net investment income	—		—	—	—	(0.01)

Total Distributions	(0.39)		(0.40)	(0.43)	(0.45)	(0.46)

Net Asset Value, End of Year	$10.70		$10.62	$10.60	$10.64	$10.65

Total Return(2)	4.54%		4.01%	3.73%	4.15%	5.57%

Net Assets, End of Year (000s)	$19,349		$15,625	$17,805	$11,669	$10,569

Ratios to Average Net Assets:
Gross expenses	1.49	%(3)	1.52%	1.45%	1.48%	1.54%
Net expenses(4)	1.34	(3)	1.37	1.30	1.33	1.39
Net investment income	3.68		3.86	3.96	4.23	4.28

Portfolio Turnover Rate	11%		12%	11%	14%	19%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively.

(4)	Reflects fee waivers and/or expense reimbursements.

36         Legg Mason Partners Funds

(Investment Company Act file no. 811-4254)

FD 0209 08/07

Legg Mason Partners

Oregon Municipals Fund

You may visit the fund’s web site at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at Legg Mason Partners Funds, 125 Broad St, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor its distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

August 28, 2007

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of the Legg Mason Partners Oregon Municipals Fund (the “fund”) dated August 28, 2007, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s most recent annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with one of the fund’s distributors, (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the investment company act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company.

Investment Objective

The fund’s investment objective is to seek to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon state personal income tax. Oregon municipal securities include securities issued by the State of Oregon and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes and from Oregon state personal income taxes. The fund considers any investments in Oregon Municipal Securities that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the fund’s assets that, under normal circumstances, is invested in Oregon municipal securities.

The fund focuses primarily on investing in intermediate-term and long-term investment grade municipal securities, that have remaining maturities from three to more than twenty years at the time of purchase. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the subadviser. The fund can invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined by the Subadviser to be of comparable quality (commonly known as “junk bonds”).

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as the fund’s investment manager and Western Asset Management Company (“Western Asset” or the “subadviser”) serves as the fund’s subadviser.

Non-Diversified Classification

The fund is classified as a non-diversified investment company under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. The fund’s assumption of large positions in the obligations of a small number of issuers may cause the fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval. The fund’s assumption of large positions in the obligations of a smaller number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market’s assessment, of the issuers. The identification of the issuer of municipal securities generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

The fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Use of Ratings as Investment Criteria

In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”) and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch Ratings (“Fitch”) and other nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of those agencies as to the quality of the municipal securities and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises. To the extent the fund invests in lower-rated and comparable unrated securities, the fund’s achievement of its investment objective may be more dependent on the subadviser’s credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix A contains further information concerning the ratings of Moody’s, S&P and Fitch.

Subsequent to its purchase by the fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such municipal securities by the fund, but the subadviser will consider such event in its determination of whether the fund should continue to hold such municipal securities. In addition, to the extent the ratings change as a result of changes in the NRSROs, in their rating systems or because of a corporate restructuring of Moody’s, S&P, Fitch or any other NRSRO the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 80% of its net assets in (i) investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody’s or BBB, SP-2 or A-1 by S&P, or having an equivalent rating by any other NRSRO or (ii) in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade quality if deemed by the subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody’s or BBB or better by S&P. The balance of the fund’s assets may be invested in securities rated as low as C by Moody’s or having an equivalent rating by any other NRSRO, or deemed by the subadviser to be comparable unrated securities. These securities are sometimes referred to as “junk bonds.” Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics.

Low-Rated and Comparable Unrated Securities

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. Any recession or other deterioration in economic conditions, for example, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating their net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Securities

For purposes of this SAI, “municipal securities” shall collectively refer to debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or multi-state agencies or authorities. Municipal securities include long-term obligations, often called municipal bonds, as well as short-term notes, participation certificates, municipal leases, custodial receipts and tax-exempt commercial paper.

Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” or “specific obligation” bonds, which include “industrial revenue bonds” and “private activity bonds.” General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of interest and the repayment of principal, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue or specific obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source, such as from the users of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of S&P, Fitch or Moody’s of tax-exempt securities are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P, Fitch or Moody’s, as the case may be, at the time of issuance of the rating, of the economic viability of the issuer or the special revenue source with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. The rating agencies undertake no obligation to update their ratings of securities. See Appendix A.

The fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

The fund may purchase inverse floating obligations and residual interest bonds which represent interests in tax-exempt securities and which pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. An investment in inverse floaters or residual interest bonds may involve greater risk than an investment in a fixed-rate municipal bond. Because changes in the interest rate on the other securities or index inversely affect the residual interest paid, the value of an the inverse floater or residual interest bond is generally more volatile than that of a fixed-rate municipal bond.

The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent the fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal bonds are a component of the “adjusted current earnings” adjustment item for purposes of the federal corporate AMT.

The yield on municipal bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the municipal bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

Municipal bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal bonds may be materially and adversely affected.

Municipal Leases. The fund may invest without limit in “municipal leases,” which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “nonappropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the subadviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Participation Certificates

Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

Custodial Receipts and Certificates

The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations.

Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Other Debt Obligations

The fund may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline.

The magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the fund’s net asset value. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

The fund may invest in debt obligations that may have various types of payment and reset terms or features, such as adjustable rate debt securities, zero coupon securities, pay-in-kind securities, deferred interest securities, debt securities with auction rate features and inverse floating obligations.

Adjustable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The fund may also invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

Federal income tax laws require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued, but not actually received, with respect to zero coupon securities. The fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate sufficient cash to satisfy these distribution requirements.

Pay-in-kind securities pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Forward Commitments and When-Issued Securities

The fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, the fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the fund’s forward commitment purchases could cause its net asset value to be more volatile.

The fund may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables the fund to hedge against anticipated changes in interest rates and prices. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Collateralized Debt Obligations

The fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

Derivative Instruments-Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, to attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintain the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. Illiquid securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly.

Preferred Stocks and Equity Securities.

The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the fund may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Repurchase Agreements

The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s subadviser. The subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The subadviser will mark-to-market daily the value of the securities.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the fund, along with other affiliated entities managed by the subadviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Commercial Paper and Other Short-Term Investments

The fund may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case. The fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions.

Other Investments

In addition to the foregoing, the fund may investment in instruments that exist or that may develop in the future if the manager or Subadviser, as applicable believes such instruments to be commensurate with appropriate risk assumption and pursuit of the fund’s objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board of Trustees (the “Board”) has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its trustees who are not “interested persons” (as defined in the 1940 Act (“Independent Trustees”)), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website: www.leggmason.com/InvestorServices.

Set forth below is a list, as of July 23, 2007, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None

Recipient	Frequency	Delay before dissemination
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
SunGard	Daily	None

INVESTMENT POLICIES

The fund has adopted the following fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without approval by the holders of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting if the holders of more than 50% of the voting power of the fund are present or represented by proxy or (b) more than 50% of the voting power of the fund. The fund is subject to other restrictions and policies that are “non-fundamental” and that may be changed by the Board without shareholder approval, subject to any applicable disclosure requirements.

If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund’s assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s revised fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

In addition to the foregoing, the following 80% investment policy is a fundamental policy:

Under normal circumstances, the fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon state personal income tax.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3. Purchase or sell oil and gas interests.

4. Invest in companies for the purpose of exercising control.

5. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

6. Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may engage in transactions involving municipal bond index and interest rate futures contracts and options thereon after approval of these investment strategies by the board of trustees and notice thereof to the fund’s shareholders.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

Alternative Minimum Tax

Under current federal income tax law, (1) interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds (“AMT-Subject bonds,”) and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such AMT-Subject bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Such AMT-Subject bonds, which include industrial development bonds and bonds issued to finance projects such as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated to make or guarantee payments of principal and interest with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the diversification that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which a fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See “Appendix A: Bond Ratings” for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

Municipal Market Volatility

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable, possibly retroactively, or the security could decline in value.

Municipal Market Disruption Risk

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Oregon legislature that would affect the state tax treatment of the fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of the fund’s holdings would be affected and the board of trustees would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict at this time the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality . Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

OREGON AND OTHER MUNICIPAL OBLIGATIONS

The following summaries, as well as the information in Appendices B and C, are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of Oregon, Puerto Rico, Guam and the U.S. Virgin Islands and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and do not purport to be complete. None of the fund, the manager or subadviser has undertaken to verify independently such information and none of the fund, the manager or the subadviser assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund will invest. See “Alternative Minimum Tax.” Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

Oregon Risk Factors

The following is a brief summary of certain factors affecting the economy of the State of Oregon and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence Oregon’s economy and finances, which may in turn affect the State’s financial plan. These forces may affect Oregon unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control.

Following the business investment-led recession of 2001, the State’s reliance on manufacturing activity resulted in three consecutive years of negative job growth. While employment levels then grew strongly during the ensuing economic recovery, the role of manufacturing and high-tech-related sectors was much smaller than in the prior expansion. Sectors of increasing importance have been construction, retail trade, health services, and leisure and hospitality services. Exports continue to be a significant driver for the Oregon economy, nearly doubling since the trough of the last recession. The strong recovery, aided by relatively affordable housing and overall quality of life, has led to continued, strong in-migration of both the young professional and retiree populations. However, the State anticipates a reduced rate of employment and economic growth during the second half of 2007 and in 2008 and 2009.

There can be no assurance that current or future economic difficulties in the United States or Oregon and the resulting impact on the State will not adversely affect the market value of Oregon municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Oregon, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of Oregon credit and financial conditions, is based on information from statements of issuers of Oregon municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy or timeliness of this information.

Puerto Rico Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rican economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix C to this SAI. The summary set forth and in Appendix C is included for the purpose of providing a general description of the Commonwealth of Puerto Rico credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy of timeliness of this information.

Guam Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan which accounts for approximately  3/4 of the visitors to Guam. The number of tourists visiting Guam has fluctuated in recent years due to the impact of natural disasters, fluctuations in the Japanese yen, the war in Iraq and the outbreak of SARS in the Asian region of the world.

Public sector employment in Guam is significant with approximately 25% of the labor force working for the local government or in federal jobs in March 2007. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. The economy depends largely on US military spending and tourism. Total US grants, wage payments, and procurement outlays amounted to $1.3 billion in 2004. Over the past 30 years, the tourist industry has grown to become the largest income source following national defense. The Guam economy continues to experience expansion in both its tourism and military sectors.

United States Virgin Islands Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2007, the population of the U.S. Virgin Islands was estimated at 108,448.

Tourism is the Virgin Island’s largest industry and represents the largest segment in the private sector, accounting for 80% of gross domestic product and employment. In 2005, the Virgin Islands recorded 2.605 million visitor arrivals, a slight decrease from the record 2.619 million visitor arrivals recorded in 2004. Visitor arrivals increased in each of 2003 and 2004. After a decrease in tourism during 2001 and 2003, the performance in the tourism sector during 2003, 2004 and 2005 indicated the sector is recovering. Total visitors in 2005 increased by 10% from 2002. The manufacturing sector consists of petroleum refining, textiles, electronics, pharmaceuticals, and watch assembly. One of the world’s largest petroleum refineries is at Saint Croix. International business and financial services are small but growing components of the economy. The islands are vulnerable to substantial damage from storms. The government is working to improve fiscal discipline, to support construction projects in the private sector, to expand tourist facilities to reduce crime, and to protect the environment.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Joseph P. Deane	24 registered investment companies with approximately $19.67 billion in total assets under management	1 other pooled investment vehicle with approximately $7.82 billion in total assets under management	21 other accounts with approximately $1.69 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	1 other account that charges a performance fee with approximately $0.33 billion in total assets under management

David T. Fare	24 registered investment companies with approximately $19.67 billion in total assets under management	1 other pooled investment vehicle with approximately $7.82 billion in total assets under management	21 other accounts with approximately $1.69 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	1 other account that charges a performance fee with approximately $0.33 billion in total assets under management

S. Kenneth Leech	115 registered investment companies with approximately $107.40 billion in total assets under management	128 other pooled investment vehicles with approximately $188.92 billion in total assets under management	979 other accounts with approximately $284.17 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	100 other accounts that charge a performance fee with approximately $34.05 billion in total assets under management

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh	115 registered investment companies with approximately $107.40 billion in total assets under management	128 other pooled investment vehicles with approximately $188.92 billion in total assets under management	979 other accounts with approximately $284.17 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	100 other accounts that charge a performance fee with approximately $34.05 billion in total assets under management

Robert E. Amodeo	24 registered investment companies with approximately $19.67 billion in total assets under management	1 other pooled investment vehicle with approximately $7.82 billion in total assets under management	21 other accounts with approximately $1.69 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	1 other account that charges a performance fee with approximately $0.33 billion in total assets under management

Compensation of Portfolio Managers

Western Asset Management’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the fund’s trades.

It is possible that an investment opportunity may be suitable for both the fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security or the execution of the transaction, or both, to the possible detriment of the fund or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager	Dollar Range of Ownership of Securities
Joseph P. Deane	$0
David T. Fare	$0
S. Kenneth Leech	$0
Stephen A. Walsh	$0
Robert E. Amodeo	$0

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with brokers or with dealers who may be acting as either agents or principals. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. During the fiscal years ending April 30, 2005, 2006 and 2007, the fund did not pay any brokerage commissions.

Pursuant to the Sub-Advisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund. For the fiscal year ended April 30, 2007, the fund did not pay any commissions to brokers that provided research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The fund’s Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period December 1, 2005 through April 30, 2006 and for the fiscal year ended April 30, 2007, the fund did not pay any brokerage commissions to LMIS or its affiliates. During the fiscal years ended April 30, 2005, 2006 and 2007, the fund did not pay any brokerage commissions to CGMI or its affiliates.

As of April 30, 2007, the fund did not hold securities issued by regular broker-dealers of the fund.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the lime of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended April 30, 2006 and 2007, the portfolio turnover rates were 12% and 11% respectively.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates.

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of Trustees. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees who are not “interested persons” of the fund (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former trustee, Consulting Group Capital Markets Fund (2002-2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

OFFICERS:

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co or its affiliates; formerly, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005).

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Governance Committee, Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Governance and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance, Performance and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	None	None
A. Benton Cocanougher	None	$10,001-$50,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	$10,001-$50,000
Rainer Greeven	None	None
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over $100,000
Diana R. Harrington	None	$10,001-$50,000
Susan M. Heilbron	None	None
Susan B. Kerley	None	$1-$10,001
Alan G. Merten	None	$1-$10,001
R. Richardson Pettit	None	$10,001-$50,000
Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.

Information regarding compensation paid by the fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and Committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead independent trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Information as to compensation paid to the Trustees for the fiscal year ended April 30, 2007 is shown on the following pages.

Recently Elected Board

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)		Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	$16		(2)	$163,500	69
A. Benton Cocanougher	$19		(2)	$178,250	69
Jane F. Dasher	$16	$0		$106,625	69
Mark T. Finn	$16		(2)	$186,500	69
Rainer Greeven	$16	$0		$90,700	69
Stephen Randolph Gross	$18		(2)	$189,875	69
Richard E. Hanson, Jr.	$16	$0		$100,275	69
Diana R. Harrington	$18		(2)	$178,875	69
Susan M. Heilbron	$16	$0		$90,600	69
Susan B. Kerley	$16		(2)	$170,000	69
Alan G. Merten	$16		(2)	$169,500	69
R. Richardson Pettit	$16		(2)	$163,500	69
Name of Interested Trustee
R. Jay Gerken(3)	$0	$0		$0	139

(1)	Each of Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006, for attending on behalf of his former Board an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the fund.
(2)	Pursuant to prior retirement plans, certain Trustees have received benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees paid its pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.
(3)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

Prior Board

	Aggregate Compensation from the Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2)		Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Funds for Which Trustee Served Within Fund Complex
Interested Trustee
R. Jay Gerken(3)	$0	$0		$0	139
Disinterested Trustees
Dwight B. Crane	$944		(2)	$260,600	59
Burt N. Dorsett(4)	$193		(2)	$68,667		(5)
Elliot S. Jaffe(5)	$16		(2)	$59,283		(5)
Stephen E. Kaufman	$1,521		(2)	$269,625		(5)
Cornelius C. Rose Jr.	$1,704		(2)	$71,767		(5)

(1)	During the fiscal year ended April 30, 2007, the following former Trustees received the following payments for their services as emeritus Trustees: Mr. Herbert Barg $0; Mr. Martin Brody $501; and Mr. Joseph McCann $300. The fund paid its pro rata share (based on asset size) of these aggregate benefits.
(2)	Pursuant to prior emeritus retirement plans, the following former Trustees have received benefits (calculated on a net present value basis) as follows: Mr. Barg: $392,886; Mr. Brody: $288,359; Mr. Crane: $444,643; Mr. Dorsett: $286,616; Mr. Jaffe: $286,616; Mr. Kaufman: $425,147; Mr. McCann: $221,176; and Mr. Rose: $286,616. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Each fund no longer overseen by these Trustees paid its pro rata share (based on asset size) of these aggregate benefits. Legg Mason and/or its affiliates have agreed to reimburse the funds an amount equal to 50% of these benefits.
(3)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(4)	Pursuant to a deferred compensation plan that terminated on January 1, 2007, Mr. Dorsett elected to defer payment of the following amounts of his aggregate compensation for the period from May 1, 2006 through December 31, 2006: $531 from the fund and $16,600.00 from the Fund Complex.
(5)	Messrs. Dorsett, Kaufman and Rose retired from all funds within the fund complex as of April 13, 2007. Mr. Jaffe retired as of December 31, 2006.

As of August 17, 2007, the trustees and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of August 17, 2007, the following shareholders or “groups” of record (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of a class of shares of a fund.

Fund	Class	Name and Address	Percent of Shares
Legg Mason Partners Oregon Municipals Fund	C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East—3rd Fl Jacksonville, FL 32246	5.7165%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $992 billion. LMPFA provides administrative and certain oversight services to the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties. Effective August 1, 2006, for its services under the Investment Management Agreement, LMPFA receives an investment management fees that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
Over $500 million	0.48%

For the period December 1, 2005 through July 31, 2006, SBFM served as investment manager to the fund pursuant to an investment management agreement approved by the board, including a majority of independent trustees on August 1, 2005 and by the fund’s shareholders on October 21, 2005. For the period December 1, 2005 through July 31, 2006, SBFM received an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
Over $500 million	0.48%

Prior to December 1, 2005, SBFM served as investment advisor and administrator to the fund pursuant to separate investment and administration agreements and received separate investment advisory and administration fees. Prior to December 1, 2005, SBFM also served as administrator to the fund pursuant to a written agreement (the “Administration Agreement”). The Manager pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services.

Prior to December 1, 2005, as compensation for investment advisory services, the fund paid SBFM a fee computed daily and payable monthly at the annual rate of 0.30% of the value of the fund’s average daily net assets.

For the periods below, the fund paid investment advisory fees to the fund’s then manager as follows:

For the Fiscal Year Ended April 30:

2005	2006	2007
$169,155	$218,205	$315,202

For the fiscal years ended April 30, 2007, 2006 and 2005, the fund’s then manager waived the fund advisory fees, or was reimbursed for expenses, in the amount of $97,208, $58,822 and $53,290, respectively.

Prior to December 1, 2005, as compensation for administrative services rendered to the fund, SBFM received a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million and 0.18% in excess of $500 million.

For the periods below, the fund paid administration fees to the manager as follows:

For the Fiscal Year Ended April 30:

2005	2006	2007
$112,770	$68,493	N/A

For the fiscal years ended April 30, 2006 and 2005, SBFM waived administration fees in the amount of $31,539 and $35,527, respectively.

Subadviser

Western Asset serves as the subadviser to the fund pursuant to a sub-advisory agreement between the manager and Western Asset relating to the fund (the “Sub-Advisory Agreement”). Western Asset, established in 1971, is a wholly owned subsidiary of Legg Mason. As of June 30, 2007 Western Asset’s total assets under management were approximately $438 billion. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager . The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent of. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the Manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager pays the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 (the date the Sub-Advisory Agreement went into effect) through April 30, 2007, the manager paid fees to Western Asset equal to $118,748 for its services relating to the fund.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, trustees and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix D to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager, the subadviser and the affiliated distributors have adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the fund’s, the manager, the subadviser and the distributors’ Code of Ethics is on file with the SEC.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending April 30, 2008.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributors

LMIS a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup located at 388 Greenwich Street, New York, New York 10013, serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”). Prior to December 1, 2005, CGMI served as the fund’s distributor. LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of the majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, provided that that the CGMI distribution agreement provides that it may be terminated upon 90 days’ written notice by the distributor.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares received by LMIS and CGMI during the fiscal years ended April 30, 2007, 2006 and 2005, were as follows:

Class A Shares

For the fiscal year ended April 30:

	CGMI	LMIS
2007	$127,289	$7,000
2006	$22,000	$0*
2005	$39,000	N/A

*	For the fiscal period, December 1, 2005 through April 30, 2006

Contingent Deferred Sales Charge

Class A Shares

For the fiscal year ended April 30:

	CGMI	LMIS
2007	$0	$101.32
2006	$0	$0*
2005	$0	N/A

*	For the fiscal period, December 1, 2005 through April 30, 2006

Class B Shares

For the fiscal year ended April 30:

	CGMI	LMIS
2007	$0	$4,194.76
2006	$7,000	$0*
2005	$12,000	N/A

*	For the fiscal period, December 1, 2005 through April 30, 2006

Class C Shares

For the fiscal year ended April 30:

	CGMI	LMIS
2007	$0	$750.00
2006	$2,000	$0*
2005	$0	N/A

*	For the fiscal period, December 1, 2005 through April 30, 2006

Services and Distribution Plan Arrangements

The Fund has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such rate of 0.15% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the fund’s average daily net assets.

Fees under the Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b- 1 Plan (for purposes of this paragraph “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of the fund pursuant to the respective Distribution Agreements.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI under a separate Distribution Plan with respect to shares sold through CGMI.

The following service and distribution fees were incurred pursuant to the Distribution Plan during the periods indicated:

Distribution Plan Fees

Class A Shares

For the fiscal year ended April 30:

2007	$57,129
2006	$46,575
2005	$44,101

Class B Shares

For the fiscal year ended April 30:

2007	$49,848
2006	$61,987
2005	$76,193

Class C Shares

For the fiscal year ended April 30:

2007	$121,000
2006	$117,272
2005	$106,838

For the fiscal year ended April 30, 2007, CGMI incurred the following distribution expenses for the funds. Distribution expenses included compensation of Service Agents, Third Party Service Fees, Branch Operating Expenses, Printing costs of Prospectuses and Marketing and Advertising materials.

Class	Marketing & Advertising	Printing of Prospectuses	Third Party	Branch Operating Expenses	Service Agents	Total
A	$0	$0	$0	$23,120	$17,623	$40,743
B	$0	$0	$0	$5,870	$4,564	$10,434
C	$0	$0	$0	$49,808	$39,833	$89,641

For the fiscal year ended April 30, 2007, LMIS incurred the following distribution expenses for the Fund. Distribution expenses included compensation of Service Agents, Third Party Service Fees, Printing costs of Prospectuses and Marketing and Advertising materials.

Class	Marketing & Advertising	Printing of Prospectuses	Third Party	Branch Operating Expenses	Service Agents	Total
A	$0	$0	$16,561	N/A	$0	$16,561
B	$522	$2	$1,387	N/A	$26,573	$28,484
C	$19,554	$121	$3,306	N/A	$16,295	$39,276

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $100,000	(3) $	500,000
(2) $250,000	(4) $	750,000
	(5) $	1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases under the Letter of Intent. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A and 1 shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares. Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of April 30, 2007.

Class A (based on a net asset value of $10.74 and maximum initial sales charge of 4.25%)	$11.22

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than

$5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value per share of the fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and I Exchanges. Class A and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

TAXES

The following is a summary of certain material U.S. federal, state and local income tax considerations affecting the fund and its shareholders. This discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectus, the fund is designed to provide investors with current income, in the form of “exempt-interest dividends,” which is excluded from gross income for regular federal income tax purposes and, except for the Intermediate-Term Municipals Fund, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the fund is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Fund and Its Investments

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, that fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income for federal income tax purposes, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund does not expect to be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The fund does not anticipate that they will invest in any PFICs.

April 30, 2007, the unused capital loss carryforwards of the fund were approximately $1,071,710. For U.S. federal income tax purposes, these amounts are available to be applied against the fund’s future realized capital gains, if any realized prior to the expiration of the applicable carryforwards. The carryforwards expire as of April 30, 2013.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year to shareholders of record on a specified date in such a month which is actually paid during the following January shall be deemed to have been paid by the fund and received by each shareholder on December 31 of the year in which the dividend is declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

(c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. Dividends paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, if any, with respect to which the fund meets certain holding period requirements, may qualify for the deduction for dividends received by corporations. The fund does not anticipate that any of its dividends paid will so qualify. The fund also does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares in the fund just prior to a capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Sales of Shares. Upon the sale or exchange of his shares in the fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders of the fund, directly or indirectly, to purchase or carry shares of the fund will not be deductible for

U.S. federal income tax purposes. As discussed above, if a shareholder redeems or exchanges shares of the fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the exempt-interest dividend received. Also, that portion of any dividend from the fund which represents income from private activity bonds (other than those issued for charitable, educational and certain other purposes) held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a person “related” to such substantial user. Some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to federal income tax. In addition, receipt of dividends and distributions from the fund may affect the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. If the fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the fund’s actual taxable income bears to the total investment income earned by the fund during the period for which the dividend is paid. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax or the federal “excess net passive income” tax.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices. Shareholders of the fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder of the fund recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty) on taxable dividends and other payments that are subject to such withholding. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular taxable dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, such effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code may in some cases treat that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

Oregon Taxation

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, particularly a state-specific fund, and therefore of the fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.

As long as the fund qualifies as a RIC pursuant to the Code, individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the fund to the extent that the distributions are derived from tax-exempt interest paid on Oregon Municipal Securities. However, individuals, trusts, and estates that are subject to Oregon personal income tax will also generally be subject to the Oregon personal income tax on distributions from the fund to the extent derived from other types of income, including interest on Other Municipal Securities. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the fund, including income that is exempt for federal purposes. Shares of the fund will not be subject to Oregon property tax. Local taxes and taxes of states other than Oregon are beyond the scope of this discussion.

The foregoing is only a summary of certain U.S. federal and Oregon income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, as well as with respect to the state and local tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The Trust. The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of the fund as a series of Legg Mason Partners Income Funds, the fund was a series of Legg Mason Oregon Municipals Fund, a Massachusetts business trust.

The fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners Oregon Municipals Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), ClearBridge Asset Management Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc. (formerly Salomon Brothers Asset Management Inc.) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc. for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formally a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007.

***

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined Citigroup Global Markets Inc. (“CGMI”) for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGMI agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGMI is a distributor of the fund. The fund’s manager believes that this settlement will not have any effect on the financial position or results of operations of the fund. The manager has been informed by CGMI that the settlement will not affect the ability of CGMI to continue to render services to the fund under its contract.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of April 30, 2007, Statement of Operations for the year ended April 30, 2007, Statements of Changes in Net Assets for each of the years in the two-year period ended April 30, 2007, Financial Highlights for each of the years in the five-year period ended April 30, 2007, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this Statement of Additional Information (filed on July 6, 2007; Accession Number 0001133228-07-000168).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘Withdrawn’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

OREGON MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Oregon municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of Oregon (“Oregon” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Oregon issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any Oregon issuer.

Economic and Demographic Information

Historical Perspective

The Oregon economy has been in transition over the past three decades, diversifying in the process. A predominant concentration in timber harvesting and wood products’ manufacturing caused significant job losses in the State during the 1981 recession. Employment growth recovered and remained quite healthy over the next two decades due to an insurgence of high-tech manufacturing. As high-tech manufacturing grew in Oregon, the State also developed stronger ties to major export markets in the Pacific Rim. Population growth exceeded the national rate, fueled by the immigration of people attracted by the high-paying manufacturing jobs and relatively low cost of living.

Following the business investment-led recession of 2001, the State’s reliance on manufacturing activity resulted in three consecutive years of negative job growth. While employment levels then grew strongly during the ensuing economic recovery, the role of manufacturing and high-tech-related sectors was much smaller than in the prior expansion. Sectors of increasing importance have been construction, retail trade, health services, and leisure and hospitality services. Exports continue to be a significant driver for the Oregon economy, nearly doubling since the trough of the last recession. The strong recovery, aided by relatively affordable housing and overall quality of life, has led to continued, strong immigration of both the young professional and retiree populations.

Population

Oregon ranked as the 27th most populous state, with a population of 3.69 million in 2006. From 2000-2006, Oregon ranked as the 12th fastest growing state. Over this time period, the U.S. grew by 6.4 percent and Oregon grew by 8.2 percent. Approximately one-third of this population growth for Oregon was attributable to a natural increase, 31 percent to international migration and 37 percent to domestic migration.

International Trade and Exports

International trade is an important component of the State’s economy. The State’s geography and natural resources have been instrumental in the development of the State’s international trade activities. The State has a total of twenty-three port districts, all of which are located on navigable waterways. The majority of the State’s international trade occurs through the Port of Portland. Other important ports are located at the coastal cities of Astoria, Newport and Coos Bay. A strong global economy and a weakening U.S. dollar are behind the strong growth in U.S. and Oregon exports.

Manufacturing

Although manufacturing employment has declined from 13.4 percent of total employment in 2001 to 12.2 percent in 2006, manufacturing GDP has increased from 15.1 percent of total GDP to 17.5 percent over the same time period. This reflects a long-term trend in the manufacturing sector of technological innovations and increased productivity.

State Financial Operations

Budgetary Process

The Oregon constitution requires the State’s budget to balance at the end of each biennium. Article IX, Section 6 of the Oregon Constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.” Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

During each legislative session the Legislative Assembly adopts a budget covering all of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for each State agency and for the Legislative and Judicial Branches (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Funds, (ii) Lottery Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly vote to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund that is dedicated for a certain purpose. In that case, the amount of spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money that may be spent in a biennium by placing a biennial expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys for the biennium to specific agencies or programs from moneys expected to be received or held by the State’s General Fund and from lottery revenues. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. The Governor’s veto may be overridden by a two-thirds vote of the Legislative Assembly.

If adjustments are needed to the budget during a biennium after the regular legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the Legislative Emergency Board (the “Board”) may adjust agency budgets. If an emergency exists, the Board may allocate additional moneys to any State agency out of funds appropriated to the Board by the Legislative Assembly during its regular session. The Board may also provide moneys for an activity required by law for which an appropriation was not made, increase expenditure authority from dedicated or continuously appropriated funds, and approve funding for a new activity coming into existence at a time that would preclude submission of a budget to the Legislative Assembly.

Revenue Forecasting

Oregon law requires the Department of Administrative Services (“DAS”) to prepare an estimate for each calendar quarter of the total amount of revenue available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, cumulated through the biennium. DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are issued the first day of each March, June, September and December. These reports are commonly known as the quarterly “revenue forecast.” In odd-numbered years when the Legislative Assembly is in session, the June 1 forecast is released on May 15 and is commonly referred to as the “close of session” or “COS” forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. As of August 8, 2007, the State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes. New data is entered into the system each quarter, and revisions to the model are made as necessary. The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. Since more than 80% of the State’s revenue is derived from these two taxes, most of the State’s revenues are included in the modeling process.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made. The model of the Oregon economy projects levels of employment by industry, wages and salaries, non-wage components of personal income, and several other important economic indicators. This projection of employment and income becomes a basis of the revenue forecast for personal income tax receipts. In developing its projections for the Oregon economy the State uses the national baseline forecasts of Global Insight, Inc.

The second step translates projected income and population into projected tax receipts. The personal income and population forecasts are used to produce estimates of gross income by type, including wage and salary, capital gains and small business. The historical relationship between tax liabilities and income growth is used to project future tax liabilities. Finally, historical patterns are used to translate tax liabilities to collections, broken down into withholding and estimated payments, final payments and refunds.

In the third step, another model projects corporate income and excise tax collections. This model relates historical collections and liabilities to national corporate net income. The State uses Global Insight, Inc.’s forecast of national corporate profits to forecast corporate tax liability in Oregon.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.

DAS is responsible for the State’s financial reporting, although the Oregon Secretary of State is the State’s auditor of public funds and reporting. DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all State agencies, universities, commissions and boards for which elected State officials have oversight responsibility. Oregon’s financial statements are prepared in conformity with generally accepted accounting principles (“GAAP”) applicable to state governments.

All governmental funds are accounted for using the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. On the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.

All proprietary and fiduciary funds are accounted for using the accrual basis of accounting. Revenues are recognized when they are earned, and expenses (other than debt service) are recognized when they are incurred.

With some exceptions, goods and services must be received by June 30 to be charged against the current biennium. If the goods or services are not received prior to June 30, the expenditure will be charged against the new biennium.

Controls

Audits. The Secretary of State, as State Auditor, audits or reviews the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. An audit is also required when there is a change in the executive head of an institution or department. A copy of the report on each audit is submitted to the Governor, the Legislative Fiscal Officer and DAS. The Secretary of State’s Audit Division reviews the funds of the State’s larger agencies in connection with the development of the State’s annual financial report and provides annual audits, as requested, for the State’s revenue bond funded programs.

Disbursements and Allotments. Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency. In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit.

Fiscal Checks and Balances. Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS is charged with supervising State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of the State’s banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how the deficiencies are to be corrected.

Revenues

General Fund Revenues

A description of the largest sources of the State’s General Fund revenues is provided below.

Taxes.

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. The amount of taxable income is calculated using the Internal Revenue Code of 1986, as amended. Oregon employers withhold income tax from their employees’ wages. The employees then file Oregon tax returns for refunds or pay additional tax by April 15 of each year. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.

For the 2006 tax year, the Oregon tax rates for single filers were 5, 7, and 9 percent for taxable income $0-$2,750; $2,750-$6,850; and over $6,850, respectively. The amount of applicable income is doubled for joint returns. The income amount to which a certain rate applies is indexed to changes in the Consumer Price Index. The standard deduction amounts are also indexed to inflation. For the 2006 tax year, the standard deductions were $3,685 (married, filing jointly), $1,840 (single/separate), and $2,965 (head of household). The amount of federal taxes that were deductible from Oregon taxable income for the 2006 tax year was $5,000. The 2007 tax year deduction will be $5,500. Beginning in 2008 and thereafter, the change in the amount of the deduction is indexed to inflation.

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law.

The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon. The amount of excise tax is 6.6 percent of a corporation’s taxable income, with a minimum tax of $10 imposed, even if the corporation has no taxable income. The amount of taxable income is based generally on the Internal Revenue Code of 1986, as amended. Any corporation doing business in Oregon pays the excise tax.

The corporate income tax is imposed on any corporation that is not doing business in Oregon, but that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states. The amount of corporate income tax is 6.6 percent of a corporation’s taxable income derived from sources within Oregon.

Insurance Taxes. All authorized insurers in Oregon are subject to the corporate excise tax; however, foreign insurers (those domiciled in other states) and alien insurers (those domiciled in other countries) are also subject to a retaliatory tax. The excise tax is collected by the Oregon Department of Revenue. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.

Inheritance Taxes. The State collects an inheritance tax that is tied to the federal estate tax law under the Taxpayer Relief Act of 1997, not to the 2001 federal law changes. Because the Oregon tax is calculated differently than the amount of federal estate tax under current federal law, the Oregon inheritance tax amount may be higher than the federal tax amount.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. As of August 8, 2007, taxes are levied on each package of cigarettes and as a percent of the wholesale price of other tobacco products, but limited to $0.50 per cigar. The tax rate on cigarettes is $0.059 per cigarette ($1.18 for a pack). The tax rate on the other tobacco products is 65 percent of the wholesale price. The cigarette and other tobacco products taxes are distributed primarily to the General Fund, with the balance distributed equally among cities, counties and the Department of Transportation.

Other Taxes. A portion of the moneys collected from the Eastern Oregon Severance Tax, Western Oregon Severance Tax and Amusement Device Tax are allocated to the General Fund.

Fines and Fees. The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment. The State imposes taxes on beer and wine manufactured or distributed in Oregon. As of August 8, 2007, the tax rates are: 8.4 cents per gallon of beer ($2.60 per 31-gallon barrel), 67 cents per gallon of wine with 14 percent or less alcohol, and 77 cents per gallon of wine with 14 percent—21 percent alcohol. Beverages with 21 percent or more alcohol are exclusively imported and distributed by the Oregon

Liquor Control Commission (“OLCC”). The OLCC sets current retail prices, on average, at 101 percent above the sum of costs, shipping, and federal taxes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources. Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

General Fund Revenue Reduction Due to Income Tax Return (2% Surplus Kicker). Under the Oregon Constitution, if the revenues actually received in a biennium exceed the amounts estimated to be received from either of two General Fund revenue categories, personal or corporate taxes, by more than two percent, a refund is paid to individual taxpayers and a tax credit is issued to corporate taxpayers, as applicable. This return of excess revenues is popularly known as the “kicker.” For individuals, the refund is based on the previous calendar year’s tax liability (for example, 2006 liability for the 2005-07 kicker). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 2007 liability for the 2005-07 kicker). The State may retain the corporate or individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares shall be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers. The remainder has been primarily used for debt service payments, State school funding, and economic development efforts.

Reserve Funds

Reserve Funds. The State has established two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that can be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

Education Stability Fund (“ESF”). Under the Oregon Constitution, 18% of the net proceeds from the State Lottery must be deposited in the ESF. Earnings on the ESF are retained in the fund or may be expended on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed 5% of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If 3/5ths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) non-farm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Rainy Day Fund (“RDF”). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund in House Bill 2707 (“HB 2707”). Rather than returning excess corporate income tax receipts for the 2005-07 biennium (known as the “corporate kicker”) to corporate taxpayers, the Legislative Assembly approved depositing most of this corporate kicker into the newly established Oregon Rainy Day Fund. The corporate kicker is the difference between the actual amount of revenues collected from corporate income and excise taxes and the estimate made for that biennium in the close of session forecast. The initial deposit is estimated to be $319.3 million and is expected to occur in September 2007. Earnings on the RDF are retained in the fund. HB 2707 also provides for future deposits to the RDF in an amount equal to up to one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5% of the amount of General Fund revenues collected in the prior biennium. If 3/5ths of the Legislative Assembly approves, the Legislative Assembly can appropriate money from the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) non-farm employment has declined for two consecutive quarters in the last twelve months or (iii) general fund revenues have dropped at least two percent below the current close of session forecast. The Legislative Assembly may not appropriate more than two-thirds of the amount in the RDF in any biennium.

Other Funds Revenues

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, a large part of the cigarette and other tobacco products taxes is distributed to the General Fund. Part of those taxes, however, is also distributed as Other Funds revenue. The cigarette tax distributed as Other Funds is allocated primarily to the Oregon Health Plan with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs. The other tobacco products tax distributed as Other Funds is allocated primarily to the Oregon Health Plan and a small amount to tobacco cessation programs.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax at the rate of 24 cents per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Gross Receipts Business Taxes—Public Utilities. As of August 8, 2007, regulated utilities operating within the State must pay in taxes up to 0.25 percent of gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Employer-Employee Taxes—Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Employer-Employee Taxes—Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.

Severance Taxes. Portions of the Eastern Oregon, Western Oregon and Other Severance taxes are paid to funds outside of the General Fund for various forest-related and other programs.

Licenses and Fees. Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund, the Student Driver Training Fund, and the Motor Vehicle Accident Fund. Another source of revenue comes from the sale of hunting and fishing licenses and tags and occupational licenses.

Other Revenues

Charges for Services. Major portions of these Other Funds revenues are collected by the Oregon University System and consist of auxiliary enterprise and service income. Sales of State Forest Lands and Common School Lands also provide income. This category also includes revenue from veterans’ home loan repayments and retirement system contributions, as well as various other smaller sources.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects royalties or similar returns through the Oregon University System and some loan and grant programs. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts to be disbursed for various construction projects or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

Oregon Financial Information

Revenue Forecasts

The Legislative Assembly is required by the State Constitution to balance the State’s General Fund budget. The Department’s Office of Economic Analysis (the “OEA”) produces a forecast of projected revenues for the biennium each March, June (May in years when the Legislative Assembly is in session), September and December. If, over the course of a biennium, the forecasted revenues decrease significantly from the May forecast (the “close of session” or the “COS forecast”), the Legislative Assembly may meet in special session to rebalance the budget, or the Governor may direct that expenditures be reduced.

In the State’s May 2007 revenue forecast, General Fund revenues were forecast to be approximately $12.8 billion for the 2005-07 biennium. This represents an increase of almost $1.5 billion in General Fund resources over the 2005 COS forecast. As of August 8, 2007, the State anticipates that when these forecast revenues are added to the remaining $308.5 million balance from the 2005-07 biennium, total available General Fund resources are approximately $13.1 billion for the 2005-07 biennium. In addition, Lottery resources were expected to total approximately $1 billion for the 2005-07 biennium. Although the amount of projected resources may increase or decrease based upon future revenue forecasts, the General Fund budget for the 2005-07 biennium was balanced, based on projected revenues and the legislative adopted budget.

Under the Oregon Constitution, if the amount of General Fund revenues actually received in a biennium exceeds the amount of revenues estimated for the biennium by two percent or more, the excess of any revenues received over the original biennial estimate must be returned to Oregon taxpayers. This return of excess revenues is popularly known as the “kicker.” Under current estimates for the 2005-07 biennium, the State expects to return approximately $1.165 billion of personal income taxes in the 2007-09 biennium. The State also expects to provide a credit to some corporate taxpayers in the 2007-09 biennium, although, as described above, most of the corporate kicker is being diverted to the Oregon Rainy Day Fund. The amount of the “kicker,” if any, may increase or decrease based upon future revenue projections and will ultimately depend on the amount of General Fund revenues that were actually received in the 2005-07 biennium.

PENSION AND POST EMPLOYMENT BENEFITS

The State participates in three retirement pension benefit programs provided through the Oregon Public Employees’ Retirement System (“PERS” or the “System”) and three retirement healthcare benefit programs (two provided through PERS and one provided by the State’s Public Employees’ Benefit Board (“PEBB”)). Most public employers in Oregon, including State government employers, participate in PERS.1 The benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

Pension Programs

PERS’ three pension programs provide a combination of defined benefit and defined contribution plans. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. These pension programs are funded with a combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, as of August 8, 2007, 6 percent of salaries and 7 percent for judges).

Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program is also a defined benefit plan but with lower expected costs to employers than under the Tier 1 benefit program. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

OPSRP consists of a defined benefit and a defined contribution program. In addition, effective January 1, 2004, active Tier 1 and Tier 2 employees became members of the defined contribution program of OPSRP. These employees retain their existing PERS account, but any future member contributions are deposited into the defined contribution program of OPSRP, which is known as the “Individual Account Program.”

PERS Pension Plan Asset and Liabilities Valuations. Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates. Valuations are released approximately one year after the valuation date. As of August 2007, the State’s PERS actuary was Mercer Human Resources Consulting (“Mercer”).

Mercer released its December 31, 2005 valuation for the Tier 1 and Tier 2 programs on February 5, 2007. The State is pooled with certain local governments and community college districts in connection with the T1/T2 Pension Programs (the “State and Local Government Rate Pool” or “SLGRP”). Mercer released a December 31, 2005 valuation for the SLGRP for the T1/T2 Pension Programs, State Agencies on January 25, 2007. OPSRP’s assets and liabilities are pooled on a program-wide basis and Mercer released its December 31, 2005 valuation for OPSRP on December 29, 2006.

Other Post Employment Benefits

In addition to pension benefits, the State provides healthcare benefits (medical, vision and dental) to approximately 37,906 T1/T2 retirees through PERS and to approximately 3,390 retirees through PEBB. Retired State employees can choose at the time of retirement whether to obtain post-employment benefits through PERS or through PEBB.

[1]	In addition, the Oregon Health and Science University and the Oregon University System have each established alternatives to the participation in PERS.

The Government Accounting Standards Board (“GASB”) has issued two pronouncements that will affect the State’s accounting and financial reporting for post employment benefits other than pensions (“OPEBs”): GASB Statement No. 43 (“GASB 43”) and GASB Statement No. 45 (“GASB 45”). The State is actively planning for the implementation of these two new standards and will begin reporting for the fiscal year ending June 30, 2007 under GASB 43 and for the fiscal year ending June 30, 2008 under GASB 45.

PERS-Sponsored Retirement Health Insurance Account Plan (RHIA). Retirees who receive pension benefits through the T1/T2 Pension Programs and who are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account (“RHIA”) program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2007-09 biennium is 0.37 percent and is a component of the State’s blended employer contribution rate of 6.71 percent for the 2007-09 biennium. The employer contribution rate for RHIA paid by the State is based on the annual required contribution (“ARC”) calculated for the biennium. No assurance can be given that the RHIA unfunded actuarial liability and the State’s contribution rates will not materially increase.

PERS-Sponsored Retiree Health Insurance Premium Account Plan (RHIPA). Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account (“RHIPA”) plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA plan for the 2007-09 biennium is to be 0.10 percent of covered payroll and is a component of the State’s blended employer contribution rate of 6.71 percent. The employer contribution rate for RHIPA paid by the State is based on the ARC calculated for the biennium. No assurance can be given that the RHIPA unfunded actuarial liability and the State’s contribution rates will not materially increase.

PEBB Retiree Health Insurance Benefit Plan. In addition to the pension and healthcare benefits provided to retired State employees through PERS, the State provides healthcare benefits (medical, vision and dental) through PEBB to approximately 3,390 retirees who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. PEBB’s obligations to provide benefits are State obligations for accounting purposes. The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees for PEBB benefits that are offered to both retirees and active employees, where the retiree pays the same premium amount as active employees.

The State’s actuary for PEBB, AON Employee Benefits Consulting (“AON”), has completed a actuarial valuation dated April 11, 2007 for purposes of complying with the OPEB standards (GASB 43 and GASB 45). The valuation was prepared using the Entry Age Normal actuarial cost method, an amortization period of 30 years, and an assumed discount rate of 4.5 percent. The State’s actuarial accrued liability at the valuation date of July 1, 2006 for post-employment benefits provided through PEBB is an estimated $309.0 million. GASB 45 will require the actuarial accrued liability to be disclosed in the notes to the State’s financial statements when GASB 45 is implemented. For fiscal year 2008, the ARC to be recognized as the annual employer OPEB cost for post-employment benefits provided through PEBB is estimated to be $33.5 million. AON has determined that if the State continues to fund the PEBB OPEB on a pay-as-you-go basis, the liability at the end of fiscal year 2008 that would be recognized in the State’s financial statements is estimated to be $20.0 million, which is the difference between the estimated $33.5 million ARC and the pay-as-you-go contribution of approximately $13.5 million.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bonding bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bonding bill.

The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as Tax Anticipation Notes. The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bonding bill.

Prior to the issuance of bonds, typically agencies submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor’s budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $500,000) or major construction and acquisition projects (greater than $500,000). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the biennial bonding bill.

Authorization

State government is prohibited by the Oregon Constitution from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and permits bonds to be issued as an exception to the constitutional debt limit. The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State’s general obligation (“GO”) debt is secured by the full faith and credit of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax also may be levied to pay some of the State’s general obligation bonds, although the State has not levied a tax to pay any bonds in many years.

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

A variety of revenue bond programs operate under statutory authority from the Legislative Assembly. These programs are each considered fully self-supporting, and they have no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

The Legislative Assembly has authorized several conduit revenue bond programs. Under these programs, the State is the issuer of the bonds, but debt service is paid only with payments from the entities on whose behalf the bonds are issued. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

General Obligation Bonds

As of August 8, 2007 there are 16 constitutionally authorized GO bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, most of the programs are fully self-supporting from program or other revenue streams.

General Purpose and Roads Bonds. Section 7 of Article XI of the State Constitution generally limits the State’s indebtedness to $50,000. There is an exception, however, in cases of war or invasion and for building and maintaining roads. The State may incur indebtedness not to exceed one percent of the value of all taxable property in the State to build and maintain permanent roads.

Veterans Welfare Bonds. Section 1 of Article XI-A authorizes the State to incur indebtedness not to exceed eight percent of the value of property in the State to create the Oregon War Veterans’ Fund. Moneys in the fund are used for a self-supporting loan program under which the repayments of loans to Veterans are sufficient to pay the debt service on the outstanding bonds. If loan repayments are insufficient to pay the bonds, the State may levy a limited property tax to repay the bonds.

State Power Development Bonds. Article XI-D authorizes the State to incur indebtedness or up to one and one-half percent of the value of all taxable property in the State, to provide for the development of hydroelectric power plants and transmission and distribution lines. This amendment to the Oregon Constitution was adopted in 1932 and as of August 8, 2007, it had never been used.

State Forest Rehabilitation Bonds. Article XI-E authorizes the State to incur indebtedness in an amount not to exceed three-sixteenths of one percent of the value of all taxable property in the State to provide for the reforestation of land that the State, as of August 8, 2007, owns or may acquire for the purpose of reforestation. Funds generated by the reforestation must be used to repay any outstanding debt issued under this provision. This program was put in place in response to a large forest fire in 1933. It has not been used since 1971, and there are, as of August 8, 2007, no outstanding bonds under this authorization.

Higher Education Building Bonds. Article XI-F authorizes the State to incur indebtedness of three-quarters of one percent of the value of all taxable property in the State for higher education building projects. These projects must be wholly self-supporting and self-liquidating from revenues, gifts, grants or building fees. If the projects do not provide enough funds to repay the debt service on the bonds, the State may levy a property tax to pay the bonds.

Higher Education Facilities and Community College Bonds.2 In addition to the debt provisions of Article XI-F(1), Article XI-G authorizes the State to incur indebtedness of up to three-quarters of one percent of the value of all taxable property in the State for higher education projects, including community colleges projects. Unlike Article XI-F(1), however, these projects do not need to be totally self-supporting. There must be a matching appropriation from the General Fund, however, before bonds may be issued. The State may levy a property tax to repay this debt.

Pollution Control Bonds. Article XI-H authorizes the Sate to incur indebtedness for pollution abatement and control facilities, and for pollution control and disposal activities, of State and local government agencies in an amount that does not exceed one percent of the value of all taxable property in the State. Facilities funded by this program must “conservatively appear” to be at least 70 percent self-supporting and self-liquidating from revenues, gifts, federal grants, user charges, assessments and other fees. Pollution control and disposal activities, and hazardous substance facilities, are not subject to this self-supporting requirement. Property taxes may be levied to repay this debt if revenues are insufficient.

Water Resources Bonds. Article XI-I(1) authorizes the State to incur indebtedness in an amount not to exceed one and one-half percent of the value of all property in the State to fund loans for construction of water development projects for irrigation and drainage, community water supply, fish protection projects and watershed restoration projects. Not less than fifty percent of these funds are reserved for irrigation and drainage projects. The program is intended to be a self-supporting loan program. If revenues from loan repayments are insufficient to pay debt service, the State may levy a property tax to pay the bonds.

Elderly and Disabled Housing Bonds. Article XI-I(2) authorizes the State to incur indebtedness in an amount not to exceed one-half of one percent of the value of all taxable property in the State to provide financing for multifamily housing for elderly and disabled persons. Statewide property taxes may be levied to pay the debt if revenues from loan repayments are insufficient.

Alternate Energy Bonds. Article XI-J authorizes the State to incur indebtedness in an amount not to exceed one-half of one percent of the value of all property in the State to provide funds for loans for small-scale local energy projects. The program is intended to be a self-supporting loan program. If loan repayments are insufficient to repay the bonds, a property tax may be levied to repay the bonds.

Oregon School Bond Guaranty Program. Article XI-K authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of State common or union high school districts, education service districts or community college districts. The State Treasurer may also issue State general obligation bonds in an amount not to exceed one-half of one percent of the value of all taxable property in the State to meet the State’s guaranty obligations. A property tax may be levied to repay the State’s bonds. As of August 2007, the State had not issued any bonds under this authorization. The State however, guarantees outstanding school district bonds of approximately $2.4 billion under this program.

Oregon Opportunity Bonds. Article XI-L authorizes the State to incur indebtedness not to exceed one-half of one percent of the value of all property in the State to finance capital costs of the Oregon Health and Science

[2]

Higher Education Facilities bonds are issued by the Department of Higher Education, whereas Community College bonds are issued by the Department of Education. Higher Education and Community College bond issuance are combined and charged against the total debt authorized by Article XI-G of the State Constitution.

University in an aggregate principal amount that produces net proceeds for the University of up to $200 million. The State is not authorized to levy a property tax to pay these bonds.

Seismic Rehabilitation of Public Education Building. Article XI-M authorizes the State to incur indebtedness in an amount not to exceed one-fifth of one percent of the value of all property in the State to provide funds for the planning and implementation of seismic rehabilitation of public education buildings. The State is not authorized to levy a property tax to pay these bonds. As of August 2007, the State had not issued any bonds for this program.

Seismic Rehabilitation of Emergency Services Buildings. Article XI-N authorizes the State to incur indebtedness in an amount not to exceed one-fifth of one percent of the value of all property in the State to provide funds for the planning and implementation of seismic rehabilitation of emergency services buildings. The State is not authorized to levy a property tax to pay these bonds. As of August 2007, the State had not issued any bonds for this program.

Pension Obligation Bonds. Article XI-O authorizes the State to incur indebtedness in an amount not to exceed one percent of the value of all property in the State to finance the State’s pension liabilities. The State is not authorized to levy a property tax to pay these bonds.

Tax Anticipation Notes

ORS 293.173 authorizes a short-term, full faith and credit-borrowing program for the State through the issuance of Tax Anticipation Notes (“TANs”). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State’s General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

Oregon Appropriation Bonds—SB 856—2003 Legislative Session. After an approximately $2 billion decline in revenues during the 2001-2003 biennium, the Legislative Assembly authorized the issuance of Oregon Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April 2003, the State issued approximately $430 million in Oregon Appropriation Bonds. It was the Legislative Assembly’s intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The obligations, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue more of these bonds. The State does not have current authority to issue additional Oregon Appropriation Bonds.

Certificates of Participation—ORS 283.085 to 283.092. The State may enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. The State’s repayment obligation is also generally secured by a pledge of certain projects finance by the certificates as collateral.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit. Further, the State discloses only pending or threatened litigation which the State has determined may have a materially adverse impact on the State’s financial position in relation to the bonds offered for sale, i.e., litigation where the damages or performance sought has a reasonable probability of imposing liability of $50 million or more.

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc. The State and Philip Morris, Inc. (“Philip Morris”), together with a number of other states and U.S. territories (the “Settling States”) and tobacco manufacturers, are parties to a Master Settlement Agreement (the “MSA”). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025.

Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco-related causes were due to the actions of Philip Morris. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State is entitled to 60 percent of all punitive damages awards. The constitutionality of that statute has been upheld by the Oregon Supreme Court. The constitutionality of the statute under federal law, however, may still be challenged in another proceeding. In that event, the State will continue to defend the constitutionality of the statute.

Philip Morris appealed the award in Williams to the Court of Appeals and then to the Oregon Supreme Court. Both courts upheld the award. Philip Morris then appealed the Williams case to the United States Supreme Court, which set aside the punitive damages and remanded the case back to the State courts for further consideration. On remand, the Court of Appeals and the Oregon Supreme Court again held that the original punitive damages award of $80 million was correct. Philip Morris appealed again to the United States Supreme Court, and the court again set aside the punitive damages award. The court determined that under the instructions given to the jury, the jury could have erroneously based its punitive damages award on harm done to others, not just the Williams plaintiff. The case is remanded back to the Oregon Supreme Court for reconsideration, including whether to further remand for a new trial.

Philip Morris appealed the Schwarz decision to the Oregon Court of Appeals. On May 17, 2006, the Court of Appeals issued its decision, holding that an instruction given to the jury with respect to the awarding of punitive damages was erroneous. The court vacated the punitive damages award and remanded the case back to the trial court for a new determination of the amount of punitive damages. The plaintiff has petitioned the Oregon Supreme Court for review of the Court of Appeals’ decision.

Philip Morris has notified the State that, if it must pay punitive damages in the Oregon cases, and if part of the award is payable to the State, it intends to treat any such payment to the State as a release of, or an offset against, moneys payable to the State under the MSA. If the company’s appeal in the Williams case is denied, the State may receive approximately $48 million (plus accrued interest on such amount at the rate of nine percent per annum) as part of the punitive damages award from that case. In that event, Philip Morris has indicated that the State would receive correspondingly less under the MSA. Any amount offset by Philip Morris would match the punitive damages received by the State. The State disagrees with Philip Morris’ position and intends to dispute any future release or offset of moneys owed under the MSA. The dispute between the State and Philip Morris has been assigned to a judge in the Multnomah County Circuit Court. The court, however, has reinstated a stay in the case pending a final decision in the Schwarz and Williams cases.

Non-participating Manufacturer Claims

Under the MSA, there is a non-participating manufacturers’ adjustment (“NPM Adjustment”) that operates to reduce the payments of the participating manufacturers (“PMs”) under the MSA in the event that the PMs incur losses in market share to non-participating manufacturers (“NPMs”) during a calendar year as a result of the PMs’ participation in the MSA. Three conditions must be met to trigger an NPM Adjustment for one or more Settling States: (1) the aggregate market share of the PMs in any year must fall more than two percent below the aggregate market share held by those same PMs in 1997 (a condition that has existed for every year since 2000), (2) a nationally recognized firm of economic consultants must determine that the disadvantages experienced as a result of the provisions of the MSA were a significant factor contributing to the market share loss for the year in question, and (3) the Settling States in question must be proven to not have diligently enforced their Model Statutes.

Each of the three original PMs notified the Settling States that, in connection with the market share loss for calendar years 2003 and 2004, they are seeking an NPM Adjustment. In March 2006, the economic consultants hired to make the significant factor determination, the Brattle Group, announced its decision that the operation of the provisions of the MSA was a significant factor contributing to the market share loss related to 2003. In addition, in February 2007, the Brattle Group determined that the operation of the provisions of the MSA was also a significant factor contributing to the market share loss related to 2004.

The NPM Adjustment is applied to the subsequent year’s annual payments and the decrease in total funds available as a result of the NPM Adjustment is then allocated on a pro rata basis among those Settling States that have been found (i) to have not diligently enforced their Model Statutes, or (ii) to have enacted a Model Statute or Qualifying Statute (an “NPM Statute”) that is declared invalid or unenforceable by a court of competent jurisdiction.

The State of Oregon enacted an NPM Statute and believes that it has been diligently enforcing that statute. The diligence of any state’s enforcement efforts, including Oregon’s, has not been considered by any court. In April 2006, some of the PMs paid part of their annual MSA payments to an escrow account for disputed amounts instead of to the states. As a result, in 2006, Oregon received approximately $8 million less than its anticipated April 2006 payment of $75 million. In addition, in April 2007, some of the PMs withheld or paid part of their annual MSA payments to an undisputed account based on their claim to an NPM adjustment for 2004. As a result, in 2007, Oregon received approximately $9 million less than its anticipated April 2007 payment of $78 million. It is possible that the PMs could withhold more from the State’s payments in the future. The State intends to refute vigorously any claims that it has not diligently enforced its NPM Statute. On April 23, 2006, the State filed suit in Oregon’s Multnomah County Circuit Court against the PMs. Its complaint asserted that the State was entitled to the full amount of MSA payments because the State had enacted, and had diligently enforced, its NPM Statute. Several other states have also filed suits. On August 21, 2006, the court heard a motion by several of the tobacco companies to compel arbitration of the dispute; the court granted the motion and sent the case to arbitration.

Cases Challenging Expenditure Reductions

A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-05 biennia. The cases challenge various expenditure reductions that have been made by the Legislative Assembly to education, the court system and social services programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. Collectively, if all of the plaintiffs prevailed, the State would be required to allocate approximately $200 million for the challenged program cuts. The State believes it is unlikely that all of the plaintiffs will prevail. It is difficult to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is likely that if further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the State’s General Fund.

Challenges Related to PERS

Several Oregon employees filed lawsuits challenging various aspects of the 2003 legislation that enacted significant changes to PERS. The PERS legislation, among other things, affected the earnings calculation on Tier One members’ accounts; created a new retirement program; blocked further contributions to variable rate accounts, and required updated actuarial tables. The initial challenges to the PERS legislation were consolidated and decided by the Oregon Supreme Court in 2005, although several additional lawsuits remain pending in the Oregon state courts. The United States Court of Appeals for the Ninth Circuit decided the initial federal court challenges to the PERS legislation in October 2006, including one case challenging the updated actuarial tables. In that case, the Ninth Circuit affirmed in part, reversed in part and remanded back to the lower court for further proceedings related to the procedural posture of the case.

The PERS legislation also provided a statutory remedy to a prior case filed by the City of Eugene and other public employers. In that case, the trial court ruled, among other things, that the PERS Board (“PERB”) credited too much in 1999 earnings to certain member accounts. The decision was appealed by PERS members who intervened in the case. The original parties in the case entered into a settlement agreement in which PERB agreed, among other things, to reduce the 1999 earnings credited to certain member regular accounts. In 2005, the Oregon Supreme Court dismissed the appeal of the case as moot and in July 2006, the court vacated the underlying trial court judgment.

The Supreme Court’s decision in the City of Eugene appeal will affect certain pending cases that challenge PERB’s actions taken to address the 1999 over-crediting addressed in the litigation, the City of Eugene settlement, and PERS legislation. This decision will most directly affect a class action suit filed by certain retirees which challenges PERB’s recovery of funds from the 1999 earnings over-crediting. The amount at issue is approximately $800 million. In June 2007, the Multnomah County Circuit court issued an opinion in favor of the retirees who challenged the recovery of the 1999 over-crediting from the recipients of the over-payments. The court determined that the retirees were not liable for repayment of any excess benefits and that the System should treat the over-payments as administrative expenses. The State is in the process of determining its response to the court’s decision, including whether to appeal. If the State does not prevail, PERS may be required to devise an alternative method to recover the funds. As of August 8, 2007, a similar issue is pending in another case filed by non-retired participants whose account balances were lowered to adjust for the 1999 earnings over-crediting. The amount at issue for non-retirees is also approximately $800 million.

The most recent actuarial valuations of the PERS system take into account the court decisions in existence when the valuations were completed. The outcome of the pending federal and state cases challenging the Legislative Assembly’s and PERB’s actions may affect the System’s unfunded actuarial liability in the future. Nevertheless, the State believes that, in the pending litigation described above, there are strong legal arguments for upholding the 2003 legislation and PERB’s actions.

School Funding Case

On March 21, 2006, a group of school districts and students filed a lawsuit against the State in Multnomah County Circuit Court, Pendleton School District 16R et al. v. State of Oregon. The plaintiffs’ claim that the Legislative Assembly’s funding of public K-12 education is inadequate under Article VIII, sections 3 and 8 of the Oregon Constitution. Section 3 requires the Legislative Assembly to establish a system of common schools.

Section 8, adopted in 1999 through an initiative, provides in part that “[t]he Legislature shall appropriate in each biennium a sum of money sufficient to ensure that the state’s system of public education meets quality goals established by law, and publish a report that either demonstrates the appropriation is sufficient, or identifies the reasons for the insufficiency.”. The Legislative Assembly has enacted a number of statutory goals for the State’s public education system. The Governor also created the Oregon Quality Education Commission. The commission is charged with determining the amount of moneys sufficient to ensure that the State’s system of K-12 education “meets the quality goals.” In 2002 and 2004, the commission issued reports that recommended funding levels that were, respectively, $1.4 and $1.8 billion higher than the amount appropriated by the Legislative Assembly. The plaintiffs have asked the court to declare (i) that the Legislative Assembly must appropriate a sum sufficient to maintain an adequate school system and to fund the statutory quality goals and (ii) that the Legislative Assembly failed to appropriate sufficient moneys for the 2005-07 biennium. Plaintiffs have also requested that the court require the Legislative Assembly to appropriate moneys for the current biennium to meet the quality goals. The State disagrees with the plaintiffs’ interpretation of the constitution and intends to defend vigorously the Legislative Assembly’s funding levels. In September 2006, the trial court ruled in favor of the State on the parties’ motions for summary judgment. The plaintiffs have appealed the ruling to the Oregon Court of Appeals. During its April 2006 special session, the Legislative Assembly appropriated an additional $42.2 million for K-12 education. It is too early in the litigation for the State to have fully investigated and evaluated the claims, the potential range of defenses and any actions that may be taken in response to an adverse decision by the court. Therefore, at this time the State cannot predict the potential impact of this case to the General Fund.

Challenge to Tort Claims Act Limits

On July 5, 2006, the Oregon Court of Appeals decided a case challenging the constitutionality of parts of the Oregon Tort Claims Act, Clarke v. Oregon Health Sciences University (“OHSU”). Under the Act, the State’s common law sovereign immunity from suit is lifted and claims may be brought against a public body in Oregon, including the State. The liability of public bodies, however, is capped at $200,000 for individual claims. In addition, the public body may be substituted as a defendant in lieu of individual employees of the public body, thereby limiting recovery for claims against individual employees to the limits applicable to public bodies. In Clarke, the plaintiff was severely disabled as a result of the negligence of health professionals employed at OHSU. The damages alleged amounted to approximately $12 million.

Article I, Section 10 of the Oregon Constitution provides the right to a remedy to persons who are injured in their person, property or reputation. The Court of Appeals concluded in Clarke that, based upon the amount of damages alleged, the substitution of OHSU for the individual plaintiffs, with the resulting $200,000 cap on the amount of potential recovery, did not provide a substantial remedy to plaintiff in lieu of what he would have been able to claim at common law. Therefore, the substitution of OHSU for the individual plaintiffs, under the facts at issue in Clarke, violated Article I, Section 10 of the Oregon Constitution.

The impact of the court’s holding in this case on other public bodies, such as the State, is uncertain. OHSU appealed the court’s decision to the Oregon Supreme Court, and oral arguments were held in January 2007. Under the Act, the State, as of August 8, 2007, indemnifies its employees for any liability that they incur within the scope of their work. Accordingly, if the decision is upheld, it may mean that the State must pay higher amounts to indemnify its employees because the State may not substitute its limited liability for its employees. The State is in the process of assessing its potential exposure to such increased liability amounts and has not determined the extent of any increased liability it may incur. The State self insures through the Risk Management Fund and is still evaluating the impact, if any, that the Clarke decision may have on the Fund. Presently, it is too early to determine a specific course of action the State may take if the Oregon Supreme Court upholds the decision in Clarke.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

RATINGS

As of August 21, 2007, Fitch, Moody’s and Standard & Poor’s rated the State’s general obligation bonds, respectively, AA-, Aa2 and AA-. Each such rating reflects only the view of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Oregon municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Oregon state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Puerto Rico issuers and other reports publicly issued by the Commonwealth or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

Overview

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

Economy

General

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. In the fiscal year 2005 (which ended on June 30, 2005), the Commonwealth’s gross product (preliminarily, in current dollars) was $53.4 billion, and personal income per capital (preliminarily, in current dollars) was $12,502. During fiscal year 2005 (from July 1, 2004 to June 30, 2005) approximately 83% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the recession in the United States in 2001, and the subsequent recovery, was also reflected in the Puerto Rico economy, although to a lesser degree.

Forecast for Fiscal Year 2007

The real gross national product forecast of the Puerto Rico Planning Board (the “Planning Board”) for fiscal year 2007, which was revised in January 2006, projected an increase of 2.5%, or 5.9% in current dollars. Personal income was also expected to grow by 2.4%, or 5.8% in current dollars. Since that release, however, several key economic figures have begun to indicate a slowdown in the economy and, accordingly, in July 2006, the Planning Board lowered its fiscal year 2007 real gross national product growth forecast to 0.6%, or 4.9% in current dollars. Factors affecting the economy include the effect of increases in the price of oil and the adverse economic impact of the Commonwealth’s fiscal crisis.

Forecast for Fiscal Year 2006

The Planning Board’s real gross national product forecast for fiscal year 2006, which was revised in January 2006, projected an increase of 2.2%, or 5.8% in current terms. This real gross national product forecast, however, was lowered prior to July 2006 to 1.2%, or 6.6% in current dollars, due to the effects of several key variables. Among the variables contributing to the Planning Board’s downward revision in the forecast are the persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth’s budget deficits (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, the high level of oil prices will account for an increased outflow of approximately $1 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth’s government with respect to the fiscal year 2006 budget deficit.

According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment for fiscal year 2006 averaged 1,253,000, an increase of 1.3% when compared to 1,238,000 for fiscal year 2005. The driving force of total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005. The average annual unemployment rate for fiscal year 2006 increased due to the partial government shutdown in May 2006. This partial government shutdown, which coincided with the dates during which the Household Survey data are collected, caused the unemployment rate for May 2006 to increase to approximately 20%.

Fiscal Year 2005

The Planning Board’s preliminary reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy registered an increase of 2.0% in real gross national product. Nominal gross national product was $53.4 billion in fiscal year 2005 ($44.9 billion in 2000 prices), compared to $50.4 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.9%. Aggregate personal income increased from $45.9 billion in fiscal year 2004 ($43.0 billion in 2000 prices), to $48.8 billion in fiscal year 2005 ($44.1 billion in 2000 prices), and personal income per capita increased from $11,819 in fiscal year 2004 ($11,072 in 2000 prices), to $12,502 in fiscal year 2005 ($11,304 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004.

Economic Development Program for the Private Sector

The Commonwealth’s economic development program for the private sector is now focused on initiatives aimed at producing a more diversified and sustainable economic development. The three principal elements of these initiatives are the following: (i) the promotion of foreign investment focused on life sciences and communications and information technology; (ii) the promotion of local entrepreneurial investment that builds upon the Commonwealth’s competitive advantages in, among other areas, life sciences, tourism, commerce, and services; and (iii) investment in infrastructure and human capital to complement the promotion of foreign and local investment and focus on the current and future needs for human capital.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects in the life sciences sector. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections. As of July 2006, the United States Congress is considering legislation that would extend to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a three-point reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2005 averaged 1,237,600, a 2.7% increase from 1,205,600 in fiscal year 2004. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 11.4% in fiscal year 2004 to 10.6% in fiscal year 2005. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2001 to fiscal year 2005, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2005 manufacturing generated $33.1 billion or 40.4% of gross domestic product. During fiscal year 2006, payroll employment for the manufacturing sector was 112,074, a decrease of 4.9% compared with fiscal year 2005, with most of the job losses occurring in labor-intensive industries. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of December 2005, the average hourly manufacturing wage rate in Puerto Rico was 66.8% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,726 from fiscal year 2002 to fiscal year 2006. This reduction in manufacturing employment was coupled with a significant increase in manufacturing productivity and investment as shown by the expansion in real manufacturing output and in the growth of exports. Most of the decrease in employment has been concentrated in labor intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2001 and 2005, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.9%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, in fiscal year 2003 the number of self-employed individuals was 180,464, out of which 46.0% were in the service sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2005, services generated $32.3 billion of gross domestic product, or 39.4% of the total. Services employment grew from 516,135 in fiscal year 2001 to 547,057 in fiscal year 2005 (representing 52.5% of total non-farm payroll employment). This represents a cumulative increase of 6.0% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2001 to 2005, as measured by gross domestic product. From fiscal year 2001 to 2005, gross domestic product increased in wholesale and retail trade from $8.3 billion to $10.4 billion, and in finance, insurance, and real estate from $11.3 billion to $13.6 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of July 2006. Total assets of these institutions as of December 31, 2005 were $109.1 billion. As of December 31, 2005, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $74.1 billion.

Hotels and Related Services - Tourism

During fiscal year 2005, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,842,400, an increase of 3.1% over the number of persons registered during the same period in fiscal year 2004. The number of non-resident tourists registered in tourist hotels during fiscal year 2005 increased 2.8% compared to fiscal year 2004 due to new hotel rooms opened in 2005. Hotel rooms available during fiscal year 2005 increased 5.3% compared to fiscal year 2004. The average number of rooms rented in tourist hotels increased 3.1% during fiscal year 2005 compared to fiscal year 2004. The average occupancy rate in tourist hotels during fiscal year 2005 was 70.8% compared to 72.4% for fiscal year 2004. The decrease in the occupancy rate in tourist hotels during fiscal year 2005 was due to the addition of new hotel rooms.

During the first six months of fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 903,700, an increase of 1.1% over the number of persons registered during the same period in fiscal year 2005. The average occupancy rate in tourist hotels during the first six months of fiscal year 2006 was 66.6%, compared to 68.1% during the same period in fiscal year 2005. The average number of rooms rented in tourist hotels increased 2.1% during the first six months of fiscal year 2006 compared with the same period during fiscal year 2005. The average number of rooms available in tourist hotels increased 4.3% during the first six months of fiscal year 2006 compared to the same period in fiscal year 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. The fiscal year 2005, the government accounted for $8.3 billion of Puerto Rico’s gross domestic product, or 10.2% of the total. The government is also a significant employer, providing jobs for 309,594 workers, or 29.7% of total non-farm payroll employment in fiscal year 2005.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

On May 1, 2006, certain non-essential services offered by government agencies and departments, including public schools, were suspended in connection with the Commonwealth’s attempt to address its budget deficit for fiscal year 2006. Approximately 95,000 public employees were granted a two-week leave of absence.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayaguez, Ponce, Vieques, and Yabucoa.

As of July 2006, Luis Munoz Marin International Airport is served by 25 United States and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2004, totaled approximately 4,608 miles. The highway system comprises 379 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded on April 20, 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2001 through fiscal year 2005, however, real construction investment decreased 0.9%. This decline is relatively small when compared to the high levels of construction activity recorded in prior fiscal years. The total value of construction permits increased 21.2% during the same five fiscal year period.

Total construction investment for fiscal year 2005 decreased (in real terms) by 0.6% due principally to the reduction in construction related public projects. For fiscal years 2006 and 2007, the Planning Board forecasts construction investment increases (in real terms) of 0.5% and 1.3% for each year. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth’s fiscal difficulties.

During the first ten months of fiscal year 2006, the number of construction permits and the total value of construction permits decreased 0.9% and 5.5%, respectively, compared to the same period in fiscal year 2005. The total sales of cement, including imports, decreased 0.5% during the first eleven months of fiscal year 2006 compared to the same period in fiscal year 2005.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2005, gross income from agriculture was $803.1 million, a decrease of 0.6% compared with fiscal year 2004. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2005, fruits, starchy vegetables, and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2004-2005 was approximately 67,053 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions have a current enrollment of approximately 138,700 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s

Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), the tax credit was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

Debt

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $691,675,575 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($691,675,575) is equal to 8.53% of $8,113,386,000, which is the average of the adjusted internal revenues for the fiscal year ended June 30, 2005 and the estimate for such revenues for the fiscal year ended June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.18% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $663,825,275 in the fiscal year ending June 30, 2020. Debt service for the PRASA guaranteed bonds of $30,120,768 was paid by PRASA during fiscal year 2006 (including, for this purpose, debt service payments due and paid on July 1, 2006) and, thus, is no longer included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. The Government Development Bank for Puerto Rico (“GDB”), as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Ratings of Commonwealth General Obligation Bonds

In May 2005, Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), each announced downgrades to the Commonwealth’s general obligation debt rating. Moody’s and S&P lowered their respective ratings on the Commonwealth’s general obligation debt from “Baal” to “Baa2” and from “A-” to “BBB.” Among the reasons given by the rating agencies for the reduction in the ratings were the concern for the Commonwealth’s financial performance, particularly the structural imbalance in its budget, the low funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (the “Employees Retirement System”), the uncertainty surrounding the approval of a budget for fiscal year 2006 and the availability of additional recurring revenue sources.

On March 22, 2006, S&P placed the Commonwealth’s rating on CreditWatch with negative implications as a result of the Commonwealth’s anticipated budget deficit for fiscal year 2006, slow progress on tax and fiscal reform and the apparent political impasse regarding these measures.

On July 20, 2006, S&P confirmed its “BBB” and “BBB-” rating on the Commonwealth’s general obligation debt and appropriation debt, respectively, and removed the rating from CreditWatch with negative implications, where it had been placed on March 22, 2006. S&P removed the Commonwealth from CreditWatch as a result of the recent approval of a 7% sales tax, the adoption of a $9.48 8 billion budget for fiscal year 2007, and the development during fiscal year 2007 of a government-restructuring plan to realign government agencies and curb operating expenditure growth. S&P, however, maintained its negative outlook based on the Commonwealth’s history of lax expenditure and budget controls, which may offset the revenue flexibility provided by the recently adopted tax reform.

On February 24, 2006, Moody’s placed the Commonwealth’s general obligation rating of “Baa2” on its Watchlist for review and possible downgrade. Moody’s also placed on its Watchlist all other bonds issued by various Commonwealth instrumentalities whose credit is directly or indirectly linked to that of the Commonwealth. On May 2, 2006, Moody’s issued a report in response to the partial shutdown of the Commonwealth’s government. In the report, Moody’s stated that a prolonged political stalemate with respect to the resolution of the Commonwealth’s budget deficit for fiscal year 2006 will have negative ratings implications.

On May 8, 2006, Moody’s downgraded the Commonwealth’s general obligation and appropriation bond ratings from “Baa2” to “Baa3” and from “Baa3” to “Bal,” respectively, and kept the ratings on Watchlist for possible further downgrades. Moody’s action reflected the Commonwealth’s strained financial condition, ongoing political conflict and lack of agreement regarding the measures necessary to end the government’s multi-year trend of financial deterioration.

On July 21, 2006, Moody’s confirmed its “Baa3” and “Bal” rating on the Commonwealth’s general obligation debt and appropriation debt, respectively, and removed the ratings from Watchlist with negative implications, where it had been placed on February 24, 2006. The confirmation of the Commonwealth’s debt rating reflected recent passage of tax and fiscal reform legislation. However, Moody’s outlook remained negative due to potential for continued fiscal strain and political conflict as the tax and fiscal reform, including the new sales tax, are implemented.

As of July 2006, the Commonwealth had been assigned a negative ratings outlook by each of the rating agencies.

Commonwealth Guaranteed Debt

As of March 31, 2006, $2.88 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for bonds of the Public Buildings Authority.

As of March 31, 2006, $267 million of Commonwealth guaranteed obligations of GDB were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of GDB to date.

As of March 31, 2006, GDB held approximately $22.5 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port. As of July 2006, GDB is authorized to purchase up to an aggregate principal amount of $250 million of the Authority’s bonds.

As of March 31, 2006, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $674.6 million. This amount consisted of $292 million in revenue bonds sold to the public, $212.7 million in bonds issued to the United States Department of Agriculture, Rural Development, and $169.9 of loans by the State Revolving Funds for the benefit of PRASA. On January 2, 1997, the Commonwealth began to make debt service payments under the Commonwealth guaranty and continuously made payments through fiscal year 2005. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making debt service payments required on these revenue bonds. PRASA has resumed payment of this debt from the net revenues it expects to receive as part of its newly revised tariff structure. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund.

Revenues and Expenses

Revenues

Fiscal Year 2007 Projected Revenues.

The Secretary of the Treasury’s revenue projection for fiscal year 2007 is $9.163 billion, an increase of $618 million, or 7.2%, from estimated net revenues for fiscal year 2006 of $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A, which were privately placed). The Secretary of the Treasury’s revenue projection for fiscal year 2007 consists of $8.899 billion of recurring revenues, a 4.1% increase over fiscal year 2006, and $264 million to be generated by certain non-recurring tax measures. The revenue projections for fiscal year 2007 have been adjusted to take into account (i) the Planning Board’s downward revision of its forecast for real growth in gross national product from 2.5% to 0.6%, (ii) the substitution of the Sales Tax (as defined below) for the 5% general excise tax (4.7% of which Sales Tax is allocated to the General Fund), and (iii) certain income tax rate reductions included in the tax reform legislation discussed below. The net revenues projected for fiscal year 2007 include approximately $5.997 billion of total income taxes (which takes into account the effect of the income tax rate reduction provided for in the tax reform), revenues of $1.33 6 billion from excise taxes (which takes into account a projected $368 million reduction in revenues due to the partial elimination of the 5% general excise tax on November 15, 2006 and a projected $166 million reduction in revenues due to the income tax reductions provided by the tax reform legislation), and revenues of $643 million from the implementation of the Sales Tax. The projected revenues from the Sales Tax consist of the 4.7% allocable to the General Fund for the period from November 15, 2006 through June 30, 2007 and the additional 1% that the Legislative Assembly authorized the Governor to impose, as discussed above, beginning on February 1, 2007. Although the projections include the additional 1% Sales Tax for a five month period in fiscal year 2007, the government will examine alternatives (including cost cutting measures) that would avoid the imposition of such additional Sales Tax. Only in the event of extraordinary circumstances, and once all other alternatives are exhausted, would that option be exercised.

The Commonwealth’s budgeted expenditures for fiscal year 2007 of $9.488 billion exceed projected revenues of $9.163 billion by approximately $325 million. In addition, the Commonwealth must also cover a $243 million cash shortfall relating to fiscal year 2006 and a $52 million cash shortfall relating to fiscal year 2007 consisting of (i) certain payments excluded from the fiscal year 2007 budget and (ii) temporary differences in cash flow during fiscal year 2007. The Commonwealth expects to cover this combined budget deficit and cash shortfall of $620 million through the implementation of additional expenditure reducing measures, a possible increase in tax revenues resulting from the reduction of the uncertainty surrounding the government’s fiscal crisis, and cash management mechanisms. The possible increase in tax revenues may be tempered by the adverse economic impact resulting from the increases in the price of oil and the implementation of the Sales Tax.

Fiscal Year 2006 Preliminary Revenues

As of July 2006, the General Fund preliminary total revenues for fiscal year 2006 were $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A), which is $350 million less than the amount originally budgeted. The reduction is attributable to the current economic slowdown, caused primarily by the current price of oil and its derivatives being at a historically high level, the government’s fiscal crisis, which resulted in a two-week shutdown of non-essential government services, and the uncertainty surrounding the enactment of the tax and fiscal reform to address the government’s fiscal crisis. Total preliminary revenues for fiscal year 2006 showed an increase of $239 million, or 2.9%, when compared to fiscal year 2005. This increase, in comparison with fiscal year 2005, was attributable to increases in income taxes from individuals ($206 million) and taxes withheld from non-residents ($309 million), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($100 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million. Actual preliminary expenditures for fiscal year 2006 were $9.683 billion.

Fiscal Year 2005

General Fund total net revenues for fiscal year 2005 were $8.306 billion, representing an increase of $320 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $188 million, mainly resulting from increases in income taxes collected from individuals of $165 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $99 million; and (iii) net increases in other revenues of $32 million, mainly as a result of an increase in miscellaneous non-tax revenues of $51 million.

Total cash expenditures for fiscal year 2005 were $9.220 billion (excluding $98.6 million covered with funds from the Budgetary Fund), which exceeded budgeted expenditures by $366 million, attributed mainly to increases in the area of education ($300.5 million), public safety and protection ($18.6 million), health ($28.7 million), welfare ($10.2 million), and economic development ($8 million). This amount also excludes approximately $98.6 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Fiscal Year 2004

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” This amount also excludes $88 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non- residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non-tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and were covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non-budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

Commonwealth Structural Budget Imbalance

As discussed in more detail below, the Commonwealth experienced a budget imbalance in fiscal year 2006. The imbalance comes in the wake of several recent fiscal years during which the Commonwealth’s recurring expenditures exceeded its recurring revenues. These imbalances have been covered in the past with loans from GDB, financing transactions (including long-term bond issues) and other non-recurring resources. During fiscal year 2005, the amount by which the Commonwealth’s operating expenditures exceeded its recurring revenues (the so-called structural imbalance) was approximately $1 billion. The structural imbalance for fiscal year 2006 was approximately $1.2 billion. The $1.2 billion structural imbalance for fiscal year 2006 is the difference between estimated expenditures of $9.683 billion plus $368 million of debt service due during fiscal year 2006 on the Commonwealth’s general obligation bonds, which was paid from the proceeds of a GDB loan that is being refunded with the proceeds of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 B, and Public Improvement Refunding Bonds, Series 2006 C (the “Financed Debt Service”), for a total of $10.05 billion, less budgeted recurring revenues of $8.895 billion. The $1.2 billion structural imbalance does not take into account (i) the $350 million reduction in recurring revenues during fiscal year 2006 discussed above because the government does not consider it a permanent reduction in recurring revenues and (ii) net proceeds of $100 million received in fiscal year 2006 from the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A. As discussed in further detail below, the Commonwealth covered the fiscal year 2006 structural imbalance by financing the Financed Debt Service, financing certain fiscal year 2006 debt service on general obligation bonds with the proceeds of a GDB line of credit that was subsequently refunded with the proceeds of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A ($100 million), transferring approximately $64 million from the Emergency and Budgetary Funds and financing most of the remaining portion of the Commonwealth’s fiscal year 2006 structural budget imbalance with a GDB loan of $741 million.

In addition to the Financed Debt Service, there are certain other expenditures not included in the amount of actual preliminary expenditures for fiscal year 2006 that may increase the structural imbalance. These include certain vendor debts from prior fiscal years, estimated amounts required to cover maintenance expenses incurred by Public Buildings Authority (“PBA”) (approximately $75 million) and subsidy and operational expenses incurred by the Agricultural Services and Development Administration (“ASDA”) (approximately $75 million). These last two items are being covered by lines of credit from GDB collateralized by real estate and accounts receivable, with payment expected from the sale of such pledged real estate and/or the collection of such pledged receivables.

The Commonwealth has considered new revenue sources and expenditure reductions to address the structural imbalance beyond fiscal year 2006. In this regard, the Commonwealth enacted a new sales tax and has begun to implement the reductions in recurring expenditures provided for in the fiscal reform legislation.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amends the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 repeals the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Certain items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and will not be subject to the Sales Tax.

The Sales Tax and the repeal of 5% general excise tax will be effective starting on November 15, 2006. Municipalities, however, may implement the Municipal Sales Tax starting on July 1, 2006 and some have already done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 1.3% of the Municipal Sales Tax, (ii) the Financial Assistance Fund, created by Act No. 91 of May 13, 2006, will receive 1% of the 7% Sales Tax, and (iii) the General Fund will receive the remaining 4.7% of the Sales Tax. The Secretary of the Treasury projects that each percentage point of the Sales Tax will generate annually approximately $191 million of gross revenues and that the Sales Tax will generate total annual gross revenues of approximately $1.33 7 billion. The additional revenues to be generated by the Sales Tax will be partly offset by the partial elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provides for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax.

In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

The Secretary of the Treasury expects the aforementioned provisions of Act 117 to generate approximately $264 million by December 31, 2006. The Legislative Assembly, however, authorized the Governor to increase by Executive Order the Sales Tax by 1% if these provisions do not generate $1 billion by December 31, 2006. This 1% increase in the Sales Tax would remain in effect until it has produced, along with the aforementioned provisions of Act 117, a total of $1 billion.

Members of the House of Representatives have indicated that they may challenge the validity of the Sales Tax because the House of Representatives intended to enact a 6.5% aggregate sales and use tax (consisting of a 5.5% aggregate sales and use tax, which includes the portion attributable to the municipalities, plus a 1% increase at the Governor’s discretion). The Secretary of Justice, however, has opined that any potential challenge to the Sales Tax rate would be without merit.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax will be effective starting on November 15, 2006 and is projected to generate annually approximately $1.33 7 billion in gross revenues.

Excise Taxes

The P.R. Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on their suggested retail price. The P.R. Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users. The excise tax imposed on articles and commodities imported into or manufactured in Puerto Rico for consumption in Puerto Rico will be replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, $13.25 per proof gallon has been or will be returned to the Treasury during the period from July 1, 1999 to December 31, 2005. Effective January 1, 2006, the amount returned will be reduced to the lesser of $10.50 per proof gallon and the actual excise tax imposed. As of July 2006, legislation is pending in both houses of the United States Congress, however, that would increase the amount of federal excise taxes per proof gallon transferred to the Commonwealth to $13.50 after December 31, 2005 and before January 1, 2007. This legislation would also allocate $0.50 of the total tax so returned to the Conservation Trust Fund, a charitable trust established in 1968 pursuant to a Memorandum of Understanding between the United States Department of the Interior and the Commonwealth whose mission is to protect natural resources in Puerto Rico.

Property Taxes

Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

Budget of the Commonwealth

In the summaries of the central government budgets presented below, grants to the University of Puerto Rico are included in current expenditures for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current disbursements for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 54% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. In the case of the judicial branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

2006 Budget Approval Process

On March 16, 2005, the Governor submitted to the Legislative Assembly of the Commonwealth a proposed balanced budget of resources and expenditures for fiscal year 2006 providing for General Fund resources and expenditures of $9.684 billion. The Legislative Assembly, which is controlled by the principal opposition political party, however, did not approve the Governor’s proposed budget and instead, on June 30, 2005, approved a budget resolution for fiscal year 2006 that provided for General Fund expenditures of $9.258 billion. The Governor vetoed this budget resolution because the revenue measures contained therein, as estimated by the Secretary of the Treasury, were insufficient to cover the budgeted expenditures as required by the Constitution. He did, however, sign into law certain revenue raising measures approved by the Legislative Assembly estimated to generate approximately $130 million in new revenues. Although the revenue-raising measures contained language conditioning their effectiveness on the approval by the Governor of the $9.258 billion budget resolution, according to the Secretary of Justice these revenue-raising measures are enforceable regardless of such language.

Although no legal action has been initiated thus far, no assurance can be given that the effectiveness of such revenue measures will not be challenged.

As a result of the Governor’s veto, and in accordance with the Commonwealth’s Constitution, the budget for fiscal year 2005 (with certain adjustments) carried over and continued in effect for fiscal year 2006. The Governor, through Executive Order 2005-5 8 of August 30, 2005 (the “2006 Budget Executive Order”), as amended, made certain additional adjustments to the budget in order to bring the total expenditures in line with the Secretary of the Treasury’s estimate of total revenues for fiscal year 2006 of $8.945 billion. These adjustments included, among others, the Financed Debt Service.

Fiscal Year 2006 Preliminary Expenditures

Budgeted Expenditures for Fiscal Year 2006. Total expenditures for fiscal year 2006 reached $9.683 billion. The expenditures in excess of the 2006 Budget Executive Order are attributable to $429 million of payroll and other related costs, $219 million of health and retirement systems related expenditures, and $90 million of other expenditures. Approximately $354.7 million is due to expenditures in excess of budgeted amounts by the Department of Education, of which $294.4 million, or 83%, is attributable to payroll and related expenses. This amount of excess expenditures does not include vendor debts attributable to prior fiscal years and the Financed Debt Service (the “Additional Expenditures”).

In April 2006, based on the expected budget deficit and the fact that the Commonwealth would be unable to meet certain of its operating expenditures, including payroll, commencing on May 1, 2006, the Governor proposed legislation authorizing GDB to finance $638 million of the Commonwealth’s budget deficit for fiscal year 2006. The Legislative Assembly, however, did not approve the GDB loan at that time. On April 26, 2006, the Governor signed an executive order, effective May 1, 2006, allocating the Commonwealth’s remaining revenues to those central government agencies that offer essential services (the “Deficit Executive Order”). As a result, certain non-essential services offered by government agencies and departments, including public schools, were suspended. Approximately 95,000 public employees were granted an unpaid leave of absence.

On May 8, 2006, the Governor of Puerto Rico, the President of the Senate and the Speaker of the House of Representatives (the “Speaker of the House”) appointed a special four member committee (the “Committee”) which was given the task of: (i) resolving the impasse between the Executive Branch and the Legislative Assembly with respect to ending the partial shutdown of government agencies, and (ii) evaluating measures designed to provide a long-term solution to the Commonwealth’s structural budget imbalance. Based on the Committee’s recommendations, on May 12, 2006, the Legislative Assembly approved, and on May 13, 2006 the Governor signed, legislation authorizing GDB to lend up to $741 million to finance the Commonwealth’s budget deficit for fiscal year 2006. This action allowed the Commonwealth to resume full government operations on May 15, 2006. The Legislative Assembly also approved and the Governor signed legislation creating a Financial Assistance Fund to be funded by a 1% portion of the sales tax proposed to be enacted and used exclusively to pay debt service on appropriation debt, including the aforementioned loan. Any future budget surplus will also be deposited in the Financial Assistance Fund and will be used to cover the cost of certain early retirement programs and amortize the Commonwealth’s debt with the Teachers’ Retirement System, the Employees Retirement System and the Judiciary Retirement System, in that order.

The Financial Assistance Fund will be funded with 1% of the Sales Tax, which is expected to generate approximately $191 million annually. However, due to the implementation of the Sales Tax on November 15, 2006, the 1% Sales Tax is expected to generate approximately $120 million for fiscal year 2007. The funds deposited into the Financial Assistance Fund will be used to pay debt service on the Commonwealth’s outstanding appropriation debt, which includes GDB lines of credit. Accordingly, the budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund. As of July 2006, the Commonwealth is evaluating various restructuring alternatives for its outstanding appropriation debt in order to cover these debt service payments on the outstanding appropriation debt with the expected revenues of the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth’s General Fund.

In order to address the Commonwealth’s structural budget imbalance, the previously referred to legislation also provides for the approval of: (i) additional recurring revenue measures estimated to provide a net tax revenue increase of approximately $300 to $400 million, and (ii) a three-year expenditure reduction program expected to generate savings in the Executive Branch of at least $350 million per year.

Preliminary Expenditures for Fiscal Year 2006. As discussed above, the Secretary of the Treasury’s estimate of total revenues for fiscal year 2006 is $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A), which is $350 less than the amount originally budgeted.

Total expenditures for fiscal year 2006 are estimated at $9.683 billion, or approximately $1.1 billion above the estimate of total revenues for fiscal year 2006. This budget imbalance was covered with funds from the Emergency and Budgetary Funds ($64 million), the proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A ($100 million), and a Government Development Bank loan ($741 million). The remaining shortfall, totaling $243 million, did not have a cash impact during fiscal year 2006 as a result of various cash management mechanisms and the postponement of certain payments to third party vendors. This shortfall will have an impact on the Commonwealth’s cash flow during fiscal year 2007.

Budget for Fiscal Year 2006

The consolidated budget for fiscal year 2006, including the resources and appropriation made in connection with the approval of GDB’s loan to the Commonwealth of $741 million, totals $25.6 billion. Of this amount, $15.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.683 billion, which represents an increase of $463 million, or 5%, over actual expenditures for fiscal year 2005.

In the fiscal year 2006 budget, revenues and other resources of all budgetary funds total $13.8 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2006 budget, as compared to fiscal year 2005 preliminary results, is accounted for mainly by increases in personal income taxes (up $174 million), retained non-resident income taxes (up $16 million), corporate income taxes (up $271 million), various excise taxes (up $137 million), licenses (up $23 million), contributions from the lottery fund (up $13 million), electronic lottery fund (up $15 million), federal excise taxes on offshore shipments (up $9 million), and decreases in tollgate taxes and withholding taxes on dividends (down $6 million each), inheritance and gift taxes (down $5 million), other excise taxes (down $41 million) and other miscellaneous non-tax revenues (down $59 million).

Current expenses and capital improvements of all budgetary funds total $15.6 billion, an increase of approximately $1.1 billion from fiscal year 2005. The major changes in General Fund expenditures by program in fiscal year 2006 are mainly due to increases in education (up $304.6 million), health (up $158.7 million), public safety and protection (up $37.8 million), contributions to municipalities (up $16.5 million), other debt service, consisting principally of Commonwealth appropriation debt (up $124.3 million), and decreases in general government (down $36.2 million), economic development (down $14.9 million), housing (down $7.1 million), and debt service on Commonwealth’s general obligation and guaranteed debt (down $263 million).

The general obligation bond authorization for the fiscal year 2006 budget is $675 million.

Fiscal Reform

On May 25, 2006, the Governor signed legislation providing for a fiscal reform of the government of the Commonwealth (the “Fiscal Reform Legislation”). The legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth as the public policy of the Commonwealth the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses.

Specifically, the legislation requires the Executive Branch to realize savings of at least $300 million during fiscal year 2007 and $350 million per fiscal year thereafter until fiscal year 2009. Furthermore, on or prior to the third anniversary of the enactment of the legislation, the Commonwealth’s budget of operational expenses must not exceed ninety-eight percent (98%) of the Commonwealth’s recurring revenues. Similarly, the budget for the Legislative Assembly will remain at the fiscal year 2005 level until fiscal year 2008. The legislation also imposes a government-wide hiring freeze and institutes certain mechanisms through which important positions may be filled.

The Fiscal Reform Legislation prohibits the use of debt, loans or any other financing mechanisms to cover operational expenses or balance the budget of the Commonwealth. It also prohibits the use of savings realized from the refinancing of outstanding debt to cover the Commonwealth’s operational expenses or balance the budget and further provides that collections during any fiscal year in excess of budgeted amounts must be deposited in the Financial Assistance Fund and used for the purposes for which such fund was created (i.e., the repayment of certain Commonwealth appropriation debt and repaying the Commonwealth’s debt with the retirement systems). The Fiscal Reform Legislation provides that no branch of government is authorized to spend in excess of budgeted amounts and imposes financial and criminal penalties on the director of any instrumentality that violates this provision.

Finally, the Fiscal Reform Legislation requires the implementation of certain internal controls designed to prevent overspending and allow the Commonwealth to better manage its finances. It requires that all covered entities certify’ annually, among other things, their payroll expenses, the number of employees, the savings achieved during the fiscal year and how they plan to achieve further savings, and the performance of their investments. The Fiscal Reform Legislation also requires that the Governor submit to the Legislative Assembly, together with the proposed budget for the fiscal year, a seven-year strategic plan providing for the restructuring and consolidation of agencies and instrumentalities of the Commonwealth.

Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they impinge on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will generate the expected savings or that it will be implemented as enacted.

Budget for Fiscal Year 2007

The proposed consolidated budget for fiscal year 2007 totals $25.8 billion. Of this amount $15.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.48 8 billion, which represents a decrease of $195 million over actual preliminary expenditures for fiscal year 2006.

Projected expenses and capital improvements of all budgetary funds total $15.1 billion, a decrease of approximately $500 million from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $42.7 million), Transportation and Communication (up $27.7 million), economic development (up $21 million), public safety and protection (up $20.7 million), housing (up $6.7 million), debt service on Commonwealth’s general obligation and guaranteed debt (up $395.4 million), and decreases in health (down $161.9 million), education (down $77.9 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $484.6 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth’s General Fund.

As in prior years, health related expenditures during fiscal year 2006 exceeded budgeted amounts. In light of this experience, the Commonwealth is evaluating transferring approximately $230 million from the State Insurance Fund in order to cover any health related excess expenditures during fiscal year 2007. The Commonwealth would repay the State Insurance Fund for the amounts transferred to cover health related expenditures. This transfer, however, would have to be approved by the Legislative Assembly.

No general obligation bonds for fiscal year 2007 have been authorized.

Litigation

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislative Assembly of Puerto Rico, approved on June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislative Assembly of Puerto Rico, approved on November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2005, the Commonwealth has included in its financial statements reported liabilities of approximately $219 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $120 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Commonwealth appealed this decision. As of June 30, 2004, the Commonwealth has accrued $120 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the Court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $38 million of compulsory motor vehicle insurance premiums allegedly belonging to the insurance companies or their policyholders, which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

The Commonwealth is also a defendant in various cases, including a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of constitutional rights (for example, by municipalities), civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $7.8 billion; however, the ultimate liability cannot be presently determined. It is the opinion of the Commonwealth that the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth believes that the ultimate liability, if any, would not be significant.

* * * * *

Rating Agencies’ Actions

As of March 2007, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB. In May 2006, Moody’s downgraded the Commonwealth’s general obligation rating to Baa3. Moody’s has also placed the Commonwealth’s general obligation rating in “Watchlist.” The “Watchlist” action places the Commonwealth’s Baa3 general obligation rating under review for possible downgrade. For additional information, see the section above captioned “DEBT - Ratings of Commonwealth General Obligation Bonds.” Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY PROXY VOTING POLICY

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of trustees. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Trustees

Western Asset votes proxies for the election of the company’s nominees for trustees and for board-approved proposals on other matters relating to the board of trustees with the following exceptions:

a.	Votes are withheld for the entire board of trustees if the board does not have a majority of independent trustees or the board does not have nominating, audit and compensation committees composed solely of independent trustees.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of trustees.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of trustees, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	xcept where the firm is otherwise withholding votes for the entire board of trustees, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of trustees.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of trustees on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of trustees.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the trustees to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of May 15, 2007, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Diversified Strategic Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Inflation Management Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Investment Grade Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Investment Grade Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Diversified Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Diversified Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Form of Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(60) Form of Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”) with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(e)(1) Distribution Agreement between Legg Mason Partners Adjustable Rate Income Fund, Inc. (formerly, Smith Barney Adjustable Rate Government Income Fund, Inc.) and Salomon Smith Barney Inc. (renamed Citigroup Global Markets Inc. (“CGMI”)) dated June 5, 2000 is incorporated herein by reference to Post-Effective Amendment No. 17 to Legg Mason Partners Adjustable Rate Income Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on September 28, 2000.

(2) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Adjustable Rate Income Fund, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 to Legg Mason Partners Adjustable Rate Income Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on September 27, 2006.

(3) Distribution Agreement between Legg Mason Partners Adjustable Rate Income Fund, Inc. and Legg Mason Investor Services, LLC (“LMIS”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 to Legg Mason Partners Adjustable Rate Income Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on September 27, 2006.

(4) Form of Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. (formerly, Smith Barney California Municipals Fund Inc.) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 28 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 28, 2000.

(5) Letter Agreement amending the Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 36 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(6) Form of Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. and PFS Distributors, Inc. (renamed PFS Investments Inc. (“PFS”)) is incorporated herein by reference to Post-Effective Amendment No. 28 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 28, 2000.

(7) Letter Agreement amending the Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. and PFS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 36 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(8) Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 36 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(9) Form of Distribution Agreement between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2000 (“Post-Effective Amendment No. 58”).

(10) Letter Agreement amending the Distribution Agreement between the Registrant and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 74”).

(11) Form of Distribution Agreement between Registrant and PFS is incorporated herein by reference to Post-Effective Amendment No. 58.

(12) Letter Agreement amending the Distribution Agreement between the Registrant and PFS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 74.

(13) Distribution Agreement between the Registrant and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 20, 2006.

(14) Form of Distribution Agreement between Legg Mason Partners World Funds, Inc. (formerly, Smith Barney World Fund, Inc.) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 25 to Legg Mason Partners World Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on February 28, 2001.

(15) Letter Agreement amending the Distribution Agreement between Legg Mason Partners World Funds, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33 to Legg Mason Partners World Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on February 24, 2006.

(16) Distribution Agreement between Legg Mason Partners World Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005.

(17) Form of Distribution Agreement between Legg Mason Partners Investment Trust (formerly, Smith Barney Investment Trust) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 30 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on August 16, 2000.

(18) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Investment Trust and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on January 27, 2006.

(19) Form of Distribution Agreement between Legg Mason Partners Investment Trust and PFS is incorporated herein by reference to Post-Effective Amendment No. 30 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on August 16, 2000.

(20) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Investment Trust and PFS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on January 27, 2006.

(21) Distribution Agreement between Legg Mason Partners Investment Trust and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on March 30, 2006.

(22) Form of Distribution Agreement between Legg Mason Partners Municipal Funds (formerly, Smith Barney Muni Funds) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 45 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 26, 2000.

(23) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Municipal Funds and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(24) Form of Distribution Agreement between Legg Mason Partners Municipal Funds and PFS is incorporated herein by reference to Post-Effective Amendment No. 45 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 26, 2000.

(25) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Municipal Funds and PFS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(26) Distribution Agreement between Legg Mason Partners Municipal Funds and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(27) Form of Distribution Agreement between Legg Mason Partners Investment Funds, Inc. (formerly, Smith Barney Investment Funds Inc.) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 77 to Legg Mason Partners Investment Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on December 5, 2000.

(28) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Investment Funds, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 113 to Legg Mason Partners Investment Funds Inc.’s Registration Statement on Form N-1A as filed with the SEC on January 31, 2006.

(29) Form of Distribution Agreement between Legg Mason Partners Investment Funds, Inc. and PFS is incorporated herein by reference to Post-Effective Amendment No. 81 to Legg Mason Partners Investment Funds Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 26, 2001.

(30) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Investment Funds, Inc. and PFS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 113 to Legg Mason Partners Investment Funds Inc.’s Registration Statement on Form N-1A as filed with the SEC on January 31, 2006.

(31) Distribution Agreement between Legg Mason Partners Investment Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 113 to Legg Mason Partners Investment Funds Inc.’s Registration Statement on Form N-1A as filed with the SEC on January 31, 2006.

(32) Form of Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. (formerly, Smith Barney Managed Municipal Fund Inc.) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 35 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2000.

(33) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 44 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(34) Form of Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. and PFS is incorporated herein by reference to Post-Effective Amendment No. 36 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on August 16, 2000.

(35) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. and PFS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 44 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(36) Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 44 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(37) Form of Distribution Agreement between Legg Mason Partners Massachusetts Municipals Fund (formerly, Smith Barney Massachusetts Municipals Fund) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 22 to Legg Mason Partners Massachusetts Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on March 27, 2001.

(38) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Massachusetts Municipals Fund and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 28 to Legg Mason Partners Massachusetts Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on January 27, 2006.

(39) Distribution Agreement between Legg Mason Partners Massachusetts Municipals Fund and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 28 to Legg Mason Partners Massachusetts Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on January 27, 2006.

(40) Form of Distribution Agreement between Legg Mason Partners New Jersey Municipals Fund, Inc. (formerly, Smith Barney New Jersey Municipals Fund Inc.) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 22 to Legg Mason Partners New Jersey Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2000.

(41) Letter Agreement amending the Distribution Agreement between Legg Mason Partners New Jersey Municipals Fund, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 30 to Legg Mason Partners New Jersey Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(42) Distribution Agreement between Legg Mason Partners New Jersey Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 30 to Legg Mason Partners New Jersey Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(43) Form of Distribution Agreement between Legg Mason Partners Oregon Municipals Fund (formerly, Smith Barney Oregon Municipals Fund) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 10 to Legg Mason Partners Oregon Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on August 23, 2000.

(44) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Oregon Municipals Fund and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to Legg Mason Partners Oregon Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on August 28, 2006.

(45) Distribution Agreement between Legg Mason Partners Oregon Municipals Fund and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to Legg Mason Partners Oregon Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on August 28, 2006.

(46) Distribution Agreement between Legg Mason Partners Trust II (formerly, Smith Barney Trust II) and CGMI dated September 5, 2000 is incorporated herein by reference to Post-Effective Amendment No. 44 to Legg Mason Partners Trust II’s Registration Statement on Form N-1A as filed with the SEC on December 21, 2001.

(47) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Trust II and CGMI dated March 17, 2003 is incorporated herein by reference to Post-Effective Amendment No. 58 to Legg Mason Partners Trust II’s Registration Statement on Form N-1A as filed with the SEC on February 27, 2004.

(48) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Trust II and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 66 to Legg Mason Partners Trust II’s Registration Statement on Form N-1A as filed with the SEC on February 27, 2006.

(49) Distribution Agreement between Legg Mason Partners Trust II and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 66 to Legg Mason Partners Trust II’s Registration Statement on Form N-1A as filed with the SEC on February 27, 2006.

(50) Form of Distribution Agreement between Legg Mason Partners Series Funds, Inc. (formerly, Salomon Brothers Series Funds Inc) and CGMI is incorporated herein by reference to Post-Effective Amendment No. 34 to Legg Mason Partners Series Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2002.

(51) Letter Agreement amending the Distribution Agreement between Legg Mason Partners Series Funds, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 42 to Legg Mason Partners Series Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(52) Distribution Agreement between Legg Mason Partners Series Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 42 to Legg Mason Partners Series Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(53) Distribution Agreement between Western Asset Funds II, Inc. (formerly, Salomon Brothers Institutional Series Funds Inc) and CGMI dated June 5, 2001 is incorporated herein by reference to Post-Effective Amendment No. 9 to Western Asset Funds II, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2002.

(54) Letter Agreement amending the Distribution Agreement between Western Asset Funds II, Inc. and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 14 to Western Asset Funds II, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(55) Distribution Agreement between Western Asset Funds II, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 14 to Western Asset Funds II, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(56) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Transfer Agency and Services Agreement with PFPC Inc. dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 20, 2006 (“Post-Effective Amendment No. 75”).

(2) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc. dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(4) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 40 to Legg Mason Partners Core Plus Bond Fund, Inc.’s Registration Statement on Form N1-A as filed with the SEC on November 30, 2006.

(6) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(i)(1) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 84.

(2) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(j) (1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of PFS Distributors, Inc. (merged into PFS) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 29, 2003.

(2) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA) as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(4) Code of Ethics of WAM and WAML as of February 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the Distribution Agreement between the Registrant and CGMI, paragraph 10 of the Distribution Agreement between the Registrant and LMIS, paragraph 4 of the Distribution Agreement with PFS (the “PFS Distribution Agreement”) and paragraph 7 of the Amendment of Distribution Agreement between the Registrant and PFS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I

Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Subadviser—Western Asset Management Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment adviser under the Advisers Act.

The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain

Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III

Director, WAML
President, Legg Mason, Inc.
Director, WAM

Gavin L. James
Senior Executive Officer, WAML
Director of Global Client Services, WAM
Gregory B. McShea
General Counsel and CCO, WAML
General Counsel and CCO, WAM

Item 27.	Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGMI”), a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Western Asset High Income Opportunity Fund Inc., Western Asset Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Western Asset High Income Opportunity Fund Inc., Western Asset Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Equity Trust, Legg Mason Partners Income Trust.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Income Funds

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, New York 10022

With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company and Western Asset Management Company Limited

399 Park Avenue

New York, New York 10022

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(6)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(7)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

(8)	PFS Investments, Inc.

3120 Breckinridge Blvd

Duluth, Georgia 30099-0062

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 27th day of August, 2007.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Oregon Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on August 27, 2007.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 6, 2007.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(j)(1)	Consent of Independent Registered Public Accounting Firm